KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND
SERIES I, II, III, IV AND V

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED DECEMBER 31, 1996

Provides a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide long-term growth of capital

                   " . . .    This was a market that favored
              large company stocks which was an obvious advantage
               for the funds due to our equity focus on blue chip
                                  companies."




                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Largest Stock Holdings
10
Portfolios of Investments
18
Financial Statements
22
Notes to Financial Statements
25
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES I-V
TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

--------------------------------------------------------------------------------

SERIES I                                     8.52%
SERIES II                                    7.32%
SERIES III                                   8.26%
SERIES IV                                    8.05%
SERIES V                                     8.66%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

--------------------------------------------------------------------------------
 NET ASSET VALUES
--------------------------------------------------------------------------------
                                 AS OF      AS OF
                                12/31/96   6/30/96
--------------------------------------------------------------------------------
SERIES I                         $10.30    $11.46
--------------------------------------------------------------------------------
SERIES II                        $11.86    $13.01
--------------------------------------------------------------------------------
SERIES III                       $10.00    $10.95
--------------------------------------------------------------------------------
SERIES IV                        $ 9.98    $10.70
--------------------------------------------------------------------------------
SERIES V                         $ 9.48    $10.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

During the period ended December 31, 1996, the funds made the following distributions per share:

                        INCOME     SHORT-TERM      LONG-TERM
                       DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
SERIES I                $0.44        $0.84           $0.84
--------------------------------------------------------------------------------
SERIES II               $0.59        $0.73           $0.77
--------------------------------------------------------------------------------
SERIES III              $0.43        $0.69           $0.72
--------------------------------------------------------------------------------
SERIES IV               $0.38        $0.52           $0.67
--------------------------------------------------------------------------------
SERIES V                $0.39        $0.65           $0.55
--------------------------------------------------------------------------------

TERMS TO KNOW

BETA A measure of a fund's sensitivity to market movements. A high beta (above 1.0) indicates moderate or high price volatility. A beta of 1.5 forecasts a 1.5 percent change in the return on an asset for every 1 percent change in the return on the market.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

PRICE/EARNINGS RATIO (P/E) The price of a stock divided by its earnings per share. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

SECTOR A specific industry group.

SEMICONDUCTOR A material that is neither a good conductor of electricity, nor a good insulator, and whose conduction properties can therefore be manipulated easily. Semiconductor devices are the essential parts that make it possible to build small, inexpensive electronic machines.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A measure of the relative volatility of a stock to the overall market is its beta.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to the accrual of interest. The security is redeemed at face value at maturity.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1994 AND IS A SENIOR VICE PRESIDENT OF ZKI, VICE PRESIDENT OF KEMPER TARGET EQUITY FUND AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES I-V. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER RETIREMENT FUND SERIES I-V HAVE A DISCIPLINED APPROACH TO BUYING STOCKS THAT THE INVESTMENT MANAGER BELIEVES HAVE MORE THAN 20 PERCENT UPSIDE POTENTIAL AND SELLING HOLDINGS AT OR NEAR EXPECTED VALUATIONS. THIS STRATEGY HELPED PORTFOLIO MANAGER TRACY MCCORMICK CHESTER GUIDE THE FUNDS THROUGH A VOLATILE MARKET IN THE SECOND HALF OF 1996.

Q    RETURNS, UNADJUSTED FOR SALES CHARGE, FOR THE EQUITY-ONLY PORTION OF THE
PORTFOLIOS RANGED FROM 14.02 PERCENT (SERIES V) TO 14.25 PERCENT (SERIES III) FOR THE SIX-MONTH PERIOD. WHAT DID YOU SEE HAPPENING IN THE MARKET DURING THE SECOND HALF OF 1996 AND HOW DID YOU POSITION THE EQUITY HOLDINGS IN THE FUNDS TO ACHIEVE SUCH STRONG RETURNS?

A    The past six months required active management because there was a great deal of rotation and increased volatility in the market. We saw significant corrections within groups and within individual stocks at different points during the second half of the year. Retail, a strong performer in the first half of the year, seemed fully valued by midyear so we reduced our exposure to it. Exposure to some of the big conglomerates was also reduced because they had reached expected valuations. Conversely, we had been light in financial stocks early in the year because we expected them to be hurt by economic concerns. As we got to the end of the first quarter, financial stocks had indeed underperformed. The market was reacting to concerns about inflation and the possibility that the Federal Reserve Board (the Fed) would increase interest rates. We didn't feel it was likely that the Fed would make such a move because the economy seemed to be weakening after a growth period, so we added financial holdings that we felt were fundamentally well positioned.

     Throughout the second half of 1996, we were careful about the amount of exposure we had to technology. Our weightings were somewhat light and focused mainly on service companies and some with lower price/earnings ratios relative to the market. As the period progressed, we started raising our exposure to more aggressive technology names. We added such names as Analog Devices, National Semiconductor and Texas Instruments, because the companies had gone through a year-long inventory correction cycle and it seemed likely their performance would improve. Aerospace was another sector that performed well for us. For example, Boeing has consistently had solid returns. We also expanded our exposure in this sector to include some supplier names such as United Technologies and Sundstrand.

Q    BEYOND THE SECTOR PERFORMANCE, WHAT WERE THE EXCEPTIONAL PERFORMERS?

A    This was a market that favored large company stocks which was an obvious advantage for the funds due to our equity focus on blue chip companies. Our consumer staples, which included Clorox, Avon and Procter

PERFORMANCE UPDATE

& Gamble, did well as the market became more defensive midyear. In the gaming industry, we had a good run with Circus Circus Enterprises. Acting on news of restructuring in the Hilton Hotels, we added exposure to this hotel chain and enjoyed some nice gains there, too. Ryder System is a good example of a stock we have included in the funds that is not getting a great deal of attention from the market, but we believe it has a lot of upside potential. We started building a position in Ryder over the summer because of positive restructuring involving the sale of their consumer rental unit. Based on our research, we feel Ryder is poised for growth if they succeed in becoming more of a pure logistics management company.

Q    WHEN EVALUATING THE EQUITY HOLDINGS IN KEMPER RETIREMENT FUND SERIES I-V,
WHAT DO YOU LOOK FOR WHEN MAKING BUYING AND SELLING DECISIONS?

A    One of the elements we look for in our larger positions in the funds is a consistent ability to outperform the funds' overall equity returns. We want to make sure our larger positions are pulling their weight. If we don't see that kind of performance, we reevaluate the positions and move out those holdings that appear to be fully valued.

Q    WERE THERE ANY OPPORTUNITIES YOU MISSED IN MANAGING THE FUNDS' EQUITY
COMPONENT DURING THE PERIOD?

A Well, I do wish we had been a little more aggressive in buying some of the undervalued technology stocks in early fall when technology prices were way down. I was somewhat restrained because I was reluctant to go out on a limb and take on the risk. I am very conscious of managing the risk to the funds. A move that hurt us slightly was a somewhat premature selling of our consumer staples. They continued to keep climbing after we sold so we missed part of the run. We did a good job of buying names like Avon and Clorox and made a fair amount of money on them but we didn't hold them long enough. It was disappointing to miss a portion of that move but if you are committed to stepping away from a stock when it reaches the expected targets, you avoid holding it too long and ending up with something that has already reached its peak. Being overly optimistic is usually dangerous in the market.

Q    ALTHOUGH THEY ARE AN UNMANAGED COMPONENT OF THE PORTFOLIOS, CAN YOU DISCUSS
THE PERFORMANCE OF THE ZERO-COUPON BONDS DURING THIS PERIOD AND HOW THEY AFFECTED THE FUNDS' OVERALL RETURNS?

A    Throughout the year there was a great deal of speculation about interest rates. After easing rates early in the year, there was a feeling in the second half that the Fed would tighten rates because the economy was, perhaps, too healthy and rates had crept up again. Zero-coupon bonds are very sensitive to movements in rates -- when rates go down, the value of the bonds increases. However, through the third quarter of 1996, the opposite was happening which hurt bond performance and slightly dragged on the performance of the funds. The Fed did not move to adjust rates because of a slowdown in growth in the fourth quarter. This sort of leveling off late in the year provided a slight boost to bond performance.

Q    WHAT IS YOUR MARKET OUTLOOK FOR THE COMING MONTHS AND WHAT ARE YOU DOING
WITH THE FUNDS TO POSITION THEM FOR THE NEW YEAR?

A    I am raising my beta a little bit in technology. The sector went through a pretty significant correction in 1996 and I think 1997 could be a better year -- particularly for semiconductors. Both National Semiconductor and Texas Instruments are companies in the portfolio that could benefit. The market seems to reflect a slowdown in the economy and a belief that interest rates are going to stay at this level or lower. I am reexamining some of the consumer cyclicals, like Federated Department Stores, that have experienced significant corrections. I'm also focusing on stocks which have not received a great deal of attention from Wall Street. This is where our research provides a lot of added value. Examples include McKesson, a distributor which recently acquired the assets of Foxmeyer, another distributor, out of bankruptcy. We believe this acquisition could greatly increase sales and earnings for McKesson. Another example is Jefferson-Pilot, an insurance company that we

PERFORMANCE UPDATE

believe has significant earnings leverage as it redeploys excess capital.

     The zero-coupon bond performance will depend on the course of interest rates. There is the possibility that the Fed will tighten rates which would hurt bond performance but we don't expect them to make any moves until they have evaluated the economic data from the first quarter of 1997.

Q    HOW DO YOU EXPECT THE FUNDS TO RESPOND IF THE MARKET SLIPS IN 1997?

A    We believe that our disciplined valuation approach will help us in a down market. When holdings reach expected targets, we eliminate or reduce our position in spite of the temptation to raise targets because a stock has been a good performer. We also try not to buy a stock unless we believe there is 20 to 25 percent upside potential. This has been a market where, at any point, one sector can look good and then another can spring up with a strong outlook as well, so we have been moving around. If this pattern continues, we will continue shifting the portfolio to help take advantage of the greatest opportunities.

LARGEST STOCK HOLDINGS

THE FUNDS' LARGEST STOCK HOLDINGS*
Percentages based on the funds' total common stock holdings on December 31, 1996

-----------------------------------------------------------------------------------------------
         Holdings               Series I    Series II   Series III  Series IV   Series V
-----------------------------------------------------------------------------------------------
Sundstrand Corp.                  2.00%       2.17%       2.11%       2.10%       2.08%

Perkin-Elmer Corp.                1.98%       2.08%       1.98%       1.97%       1.99%

General Electric Co.              1.86%       1.72%       1.97%       1.96%       2.08%

Mobil Corp.                       1.81%       1.89%       1.83%       1.91%       1.78%

Unilever N.V.                     1.74%       2.10%       1.85%       1.84%       1.75%

Harris Corp.                      1.74%       1.85%       1.84%       1.83%       1.74%

Consolidated Stores               1.60%       1.57%       1.62%       1.61%       1.54%

McKesson Corp.                    1.59%       1.69%       1.50%       1.49%       1.60%

Cincinnati Bell                   1.58%       1.44%       1.56%       1.55%       1.59%

Westinghouse Electric             1.58%       1.55%       1.45%       1.44%       1.59%

Crown Cork & Seal                 1.57%       1.55%       1.56%       1.55%       1.58%

St. Jude Medical                  1.53%       1.51%       1.62%       1.61%       1.54%

GM Hughes Electronics             1.53%       1.69%       1.62%       1.61%       1.53%

Texas Instruments                 1.50%       1.43%       1.59%       1.58%       1.50%

Pitney Bowes                      1.48%       1.63%       1.56%       1.56%       1.48%

*The funds' holdings are subject to change.

LARGEST STOCK HOLDINGS

DESCRIPTION OF YOUR FUND'S LARGEST HOLDINGS

--------------------------------------------------------------------------------------------
Holdings
--------------------------------------------------------------------------------------------
Sundstrand Corp.                         Designs, manufactures and sells proprietary systems
                                         and components for aerospace and industrial
                                         applications.

Perkin-Elmer Corp.                       Develops, manufactures and sells analytical
                                         instrumentation, and life science systems.

General Electric Co.                     Operates in major businesses including power
                                         generators, appliances, lighting, plastics, medical
                                         systems, aircraft engines, financial services and
                                         broadcasting.

Mobil Corp.                              Produces, transports, refines and markets petroleum
                                         and natural gas and related products.

Unilever N.V.                            Engaged in branded consumer goods, primarily foods,
                                         drinks, detergents and personal products.

Harris Corp.                             Engaged in advanced research, development, design
                                         and production of high-technology systems for
                                         government and commercial organizations.

Consolidated Stores                      Engaged in the purchase and sale of close-out
                                         merchandise and other retail and wholesale
                                         operations.

McKesson Corp.                           Involved in three businesses including distribution
                                         and marketing of pharmaceuticals; bottling and
                                         distribution of drinking water; and, with a 55%
                                         stake in Armor All, markets automotive appearance
                                         products.

Cincinnati Bell                          Provides telecommunications services, information
                                         systems and marketing services.

Westinghouse Electric                    Manufactures, sells and services electronic
                                         equipment and components for the generation,
                                         utilization and control of electricity.

Crown Cork & Seal                        Engaged in the manufacture and sale of metal,
                                         plastics and composite containers, crowns, closures
                                         and packaging machinery.

St. Jude Medical                         Designs, manufactures and markets medical devices
                                         for cardiovascular and vascular applications.

GM Hughes Electronics                    Designs, manufactures and markets electronic
                                         systems for automotive, telecommunications and
                                         defense applications; a leading manufacturer and
                                         private owner and operator of commercial
                                         communications satellites.

Texas Instruments                        A high-technology company with product and services
                                         that include semiconductors, defense electronic
                                         systems, software productivity tools and peripheral
                                         products.

Pitney Bowes                             A manufacturing and marketing company that provides
                                         mailing, copying, dictating and facsimile systems;
                                         item identification and tracking systems and
                                         supplies; mailroom, reprographics and related
                                         management services; and product financing.

PORTFOLIOS OF INVESTMENTS

KEMPER RETIREMENT FUND--

SERIES I THROUGH SERIES V

Portfolios of Investments at December 31, 1996
(DOLLARS IN THOUSANDS)

                                                                                                ----------------------
                                                                                                      SERIES I
                                                                                                ----------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--43.4%,
58.0%, 53.9%,
58.9% AND 51.8%
                                         U.S. Treasury, zero coupon, 1999 through 2004
                                         (Cost: $44,074, $91,472, $61,575, $81,582 and
                                         $61,860)                                                $56,500     $47,677
                                         -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER
COMMON STOCKS                                                                                     OF SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.2%,
2.6%, 2.6%, 2.5%
AND 2.7%
                                         Air Products & Chemicals                                  4,000         277
                                         Betz Laboratories                                         9,400         550
                                         Cementos Mexicanos, S.A. de C.V., "B," ADR                3,400          13
                                         Crown Cork & Seal Co.                                    16,000         870
                                         W.R. Grace & Co.                                         14,000         724
                                         Pall Corp.                                               30,000         765
                                         Randstad Holding N.V.                                        93           7
                                         Rentokil Group PLC                                        1,900          14
                                         Technip S.A.                                                116          11
                                         Temple-Inland Inc.                                        6,000         325
                                         Toray Industries                                          2,000          12
                                         -----------------------------------------------------------------------------
                                                                                                               3,568
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.7%, 4.5%,
5.1%, 4.5% AND 4.9%
                                         Boeing Co.                                                6,000         638
                                         Emerson Electric Co.                                      7,500         726
                                         GM Hughes Electronics Corp.                              15,000         844
                                         General Electric Co.                                     10,400       1,028
                                         B.F. Goodrich Co.                                        18,100         733
                                         Honda Motor Co., Ltd.                                       500          14
                                         Matsushita Electric Industrial Co., Ltd.                    800          13
                                         Mitsubishi Heavy Industries                               1,500          12
                                         Murata Manufacturing                                        400          13
                                         Sundstrand Corp.                                         26,000       1,105
                                      (a)Tubos de Acero de Mexico, S.A., ADR                         800          13
                                      (a)U.S. Filter Corp.                                        10,000         317
                                      (a)USA Waste Services                                        8,000         255
                                         United Technologies Corp.                                 8,000         528
                                         -----------------------------------------------------------------------------
                                                                                                               6,239

PORTFOLIOS OF INVESTMENTS

------------------------   -----------------------   -----------------------   -------------------------
         SERIES II                  SERIES III                SERIES IV                 SERIES V
------------------------   -----------------------   -----------------------   -------------------------
--------------------------------------------------------------------------------------------------------
 PRINCIPAL                   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
   AMOUNT        VALUE        AMOUNT       VALUE        AMOUNT       VALUE        AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------
 $121,500      $97,716       $89,900     $65,733      $117,600     $80,482      $112,300     $67,960
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
   NUMBER                     NUMBER                    NUMBER                    NUMBER
 OF SHARES       VALUE     OF SHARES       VALUE     OF SHARES       VALUE      OF SHARES       VALUE
--------------------------------------------------------------------------------------------------------
    5,100          353         3,400         235         4,000         277         4,000         277
   10,500          614         8,500         497         8,900         521         9,400         550
    4,000           16         3,400          13         3,400          13         3,400          13
   19,000        1,033        15,000         816        15,000         816        16,000         870
   18,000          931        13,000         673        13,000         673        14,000         724
   37,000          943        27,000         688        27,000         688        29,000         740
      108            8            93           7            93           7            93           7
    2,200           17         1,900          14         1,900          14         1,900          14
      136           13           116          11           116          11           116          11
    8,000          433         5,000         271         5,000         271         6,000         325
    2,000           12         2,000          12         2,000          12         2,000          12
--------------------------------------------------------------------------------------------------------
                 4,373                     3,237                     3,303                     3,543
--------------------------------------------------------------------------------------------------------
    7,200          766         6,300         670         6,000         638         6,000         638
    8,800          851         7,300         706         7,300         706         7,700         745
   20,000        1,125        15,000         844        15,000         844        15,000         844
   11,600        1,147        10,400       1,028        10,400       1,028        11,600       1,147
   22,700          919        18,100         733        18,100         733        18,100         733
      500           14           500          14           500          14           500          14
      900           15           800          13           800          13           800          13
    2,000           16         1,500          12         1,500          12         1,500          12
      500           17           400          13           400          13           400          13
   34,000        1,445        26,000       1,105        26,000       1,105        27,000       1,147
      800           13           800          13           800          13           800          13
   12,000          381        10,000         317        10,000         317        10,000         317
    9,000          287         7,000         223         7,000         223         8,000         255
   10,000          660         8,000         528         8,000         528         8,000         528
--------------------------------------------------------------------------------------------------------
                 7,656                     6,219                     6,187                     6,419

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                           ---------------------------
                                                                                                   SERIES I
                                                                                           ---------------------------
                                                                                            NUMBER
                                                                                           OF SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.2%,
4.8%, 5.2%, 4.6%
AND 5.1%
                                      (a)AutoZone Inc.                                       15,000          $  413
                                      (a)CUC International                                   10,000             238
                                         CVS Corporation                                     17,000             703
                                         Circuit City Stores                                 24,000             723
                                      (a)Consolidated Stores Corporation                     27,500             887
                                         Deluxe Corporation                                   9,200             301
                                      (a)Federated Department Stores                         20,000             683
                                         Hilton Hotels                                       25,000             653
                                      (a)ITT Corporation                                      8,000             347
                                      (a)Liberty Media Group, "A"                            15,000             428
                                         Magna International Inc., "A"                       10,000             557
                                         Reed International PLC                                 778              15
                                         Westinghouse Electric Corp.                         44,000             874
                                         -----------------------------------------------------------------------------
                                                                                                              6,822
----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.9%,
 .7%, .8%, .7%
AND .8%
                                         Brunswick Corp.                                     27,000             648
                                         Goodyear Tire & Rubber Company                       7,000             360
                                         -----------------------------------------------------------------------------
                                                                                                              1,008
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.5%,
2.0%, 2.1%, 1.9%
AND 2.1%
                                         Philip Morris Companies                              7,300             822
                                         Procter & Gamble                                     3,500             376
                                         Seagram Company Ltd.                                 7,000             271
                                         Tyson Foods                                          9,300             318
                                         Unilever N.V., ADR                                   5,500             964
                                         -----------------------------------------------------------------------------
                                                                                                              2,751
----------------------------------------------------------------------------------------------------------------------
ENERGY--2.6%,
2.1%, 2.2%, 2.0%
AND 2.1%
                                         AMOCO Corp.                                          8,000             644
                                         Amerada Hess Corp.                                  14,000             810
                                         British Petroleum                                    1,050              13
                                         Enron Oil & Gas Co.                                 15,000             379
                                         Mobil Corp.                                          8,200           1,002
                                         -----------------------------------------------------------------------------
                                                                                                              2,848
----------------------------------------------------------------------------------------------------------------------
FINANCE--4.0%,
3.1%, 3.5%, 3.1%
AND 3.3%
                                         Allstate Corp.                                       7,000             405
                                         American Express Company                            12,000             678
                                         Bank of Boston                                       7,000             450
                                         Bank of Ireland                                      1,843              17
                                         CITIC Pacific Ltd.                                   2,000              12
                                         Cheung Kong Holdings Ltd.                            1,000               9
                                         Development Bank of Singapore                        1,000              14
                                         First Chicago NBD Corp.                              7,000             376
                                         ITT Hartford Group                                   9,000             607
                                         Internationale Nederlanden Groep N.V.                  487              18
                                         Jefferson-Pilot Corp.                               14,000             793
                                         Mellon Bank Corp.                                    3,000             213
                                         Charles Schwab Corporation                          10,000             320
                                         Signet Banking Corp.                                14,000             430
                                         -----------------------------------------------------------------------------
                                                                                                              4,342

PORTFOLIOS OF INVESTMENTS



-----------------------   -------------------------   -------------------------   ----------------------------
        SERIES II                  SERIES III                   SERIES IV                     SERIES V
-----------------------   -------------------------   -------------------------   ----------------------------
--------------------------------------------------------------------------------------------------------------
 NUMBER                      NUMBER                      NUMBER                      NUMBER
OF SHARES        VALUE      OF SHARES        VALUE      OF SHARES        VALUE      OF SHARES       VALUE
--------------------------------------------------------------------------------------------------------------
  18,000        $  495        14,000        $  385        14,000        $  385        15,000        $  413
  12,000           285         8,000           190         8,000           190        10,000           238
  21,000           869        16,000           662        16,000           662        17,000           703
  31,000           934        22,000           663        22,000           663        22,000           663
  32,500         1,048        26,250           846        26,250           846        26,250           846
  11,500           377         8,200           268         8,200           268         9,200           301
  20,000           683        19,000           648        19,000           648        20,000           683
  30,000           784        24,000           627        24,000           627        25,000           653
   9,000           390         7,000           304         7,000           304         7,000           304
  18,000           514        14,000           400        14,000           400        15,000           428
  12,000           669        10,000           557        10,000           557        10,000           557
     907            17           778            15           778            15           778            15
  52,000         1,033        38,000           755        38,000           755        44,000           874
--------------------------------------------------------------------------------------------------------------
                 8,098                       6,320                       6,320                       6,678
--------------------------------------------------------------------------------------------------------------
  32,000           768        30,000           720        27,000           648        27,000           648
   9,000           462         6,000           308         6,000           308         7,000           360
--------------------------------------------------------------------------------------------------------------
                 1,230                       1,028                         956                       1,008
--------------------------------------------------------------------------------------------------------------
   7,500           845         6,400           721         7,200           811         7,200           811
   4,000           430         2,500           269         2,500           269         3,500           376
   8,000           310         6,000           233         6,000           233         7,000           271
  11,200           384         9,300           318         9,300           318         9,300           318
   8,000         1,402         5,500           964         5,500           964         5,500           964
--------------------------------------------------------------------------------------------------------------
                 3,371                       2,505                       2,595                       2,740
--------------------------------------------------------------------------------------------------------------
  10,000           805         8,000           644         8,000           644         8,000           644
  17,000           984        12,000           695        12,000           695        14,000           810
   1,237            15         1,050            13         1,050            13         1,050            13
  18,900           477        15,000           379        15,000           379        15,000           379
  10,300         1,259         7,800           956         8,200         1,002         8,000           980
--------------------------------------------------------------------------------------------------------------
                 3,540                       2,687                       2,733                       2,826
--------------------------------------------------------------------------------------------------------------
   8,000           463         7,000           405         7,000           405         7,000           405
  16,000           904        12,000           678        12,000           678        12,000           678
   6,500           418         7,000           450         7,000           450         7,000           450
   2,151            19         1,843            17         1,843            17         1,843            17
   3,000            17         2,000            12         2,000            12         2,000            12
   1,000             9         1,000             9         1,000             9         1,000             9
   1,000            14         1,000            14         1,000            14         1,000            14
   8,000           430         6,000           322         6,000           322         7,000           376
  12,000           810         9,000           607         9,000           607         9,000           607
     565            20           487            18           487            18           487            18
  17,000           963        14,000           793        14,000           793        14,000           793
   3,000           213         3,000           213         3,000           213         3,000           213
  12,000           384         8,000           256         8,000           256        10,000           320
  16,000           492        14,000           430        14,000           430        14,000           430
--------------------------------------------------------------------------------------------------------------
                 5,156                       4,224                       4,224                       4,342

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                 ---------------------
                                                                                                       SERIES I
                                                                                                 ---------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                 OF SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--9.3%,
7.2%, 7.8%, 7.0%
AND 7.8%

                                      (a)ALZA Corp.                                                25,200     $  652
                                         Abbott Laboratories                                        6,000        304
                                      (a)Amgen, Inc.                                               10,000        544
                                         Beckman Instruments                                       17,000        652
                                      (a)British Bio-Technology Group                               3,000         11
                                      (a)Fresenius Medical Care A.G.                                  166         13
                                      (a)HealthCare COMPARE Corp.                                  10,000        424
                                         Eli Lilly & Co.                                            7,000        511
                                         McKesson Corp.                                            15,700        879
                                         Merck & Co., Inc.                                          7,000        555
                                      (a)Nellcor Puritan Bennett Incorporated                      29,000        634
                                      (a)Novartis, ADR                                             13,000        739
                                         Omnicare Inc.                                             20,300        652
                                         Perkin-Elmer Corp.                                        18,600      1,095
                                         Pharmacia & Upjohn, Inc.                                   7,000        277
                                         Rhone-Poulenc Rorer Inc.                                   7,000        547
                                         Roche Holding A.G., with warrants expiring 1998                4         16
                                      (a)STERIS Corp.                                              13,000        566
                                      (a)St. Jude Medical                                          19,900        848
                                      (a)U.S. Bioscience                                               --         --
                                      (a)Ventritex Inc.                                            11,800        291
                                         ----------------------------------------------------------------------------
                                                                                                              10,210
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.4%,
9.2%, 9.7%, 8.8%
AND 9.5%

                                         Adobe Systems                                              9,000        336
                                      (a)Analog Devices                                            15,000        508
                                      (a)Applied Materials Inc.                                    10,000        359
                                      (a)Cabletron Systems                                         10,000        332
                                      (a)Cadence Design Systems                                    16,700        664
                                      (a)Ceridian Corp.                                            10,000        405
                                      (a)Cisco Systems                                              5,000        318
                                      (a)Electronic Arts                                           11,000        329
                                         L.M. Ericsson Telephone Co., "B"                             408         13
                                         Harris Corp.                                              14,000        961
                                         Hewlett-Packard Co.                                        7,000        352
                                         Honeywell                                                  6,000        395
                                      (a)Informix Corp.                                            35,600        725
                                         Linear Technology Corp.                                    7,000        307
                                      (a)Microsoft Corp.                                            4,000        331
                                         National Data Corp.                                        8,000        348
                                      (a)National Semiconductor Corp.                              30,000        731
                                         Nokia Corporation, ADS                                    13,000        749
                                         Pitney Bowes                                              15,000        817
                                         Raytheon Co.                                               3,000        144
                                      (a)Silicon Graphics Inc.                                     17,000        434
                                      (a)Sterling Commerce                                         20,000        705
                                      (a)Sun Microsystems                                          17,000        437
                                      (a)Teradyne                                                  12,400        302
                                         Texas Instruments                                         13,000        829
                                      (a)3Com Corporation                                           4,000        294
                                      (a)Xilinx, Inc.                                              12,000        442
                                         ----------------------------------------------------------------------------
                                                                                                              12,567
---------------------------------------------------------------------------------------------------------------------

PORTFOLIOS OF INVESTMENTS



-------------------------   -------------------------   ------------------------   ----------------------------
         SERIES II                   SERIES III                   SERIES IV                   SERIES V
-------------------------   -------------------------   ------------------------   ----------------------------
---------------------------------------------------------------------------------------------------------------
  NUMBER                        NUMBER                      NUMBER                      NUMBER
OF SHARES         VALUE      OF SHARES        VALUE      OF SHARES        VALUE      OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------
  29,200        $   755        22,400        $  580        22,400        $  580        25,200        $  652
   7,000            355         6,000           304         6,000           304         6,000           304
  12,000            652         8,000           435         8,000           435        10,000           544
  20,000            767        15,000           576        16,000           614        17,000           652
   4,000             14         3,000            11         3,000            11         3,000            11
     192             15           166            13           166            13           166            13
  12,000            509         9,000           381         9,000           381        10,000           424
   8,000            584         6,500           474         6,500           474         7,000           511
  20,100          1,126        14,000           784        14,000           784        15,700           879
   8,000            634         7,000           555         7,000           555         7,000           555
  35,000            766        28,000           613        29,000           634        29,000           634
  14,000            796        13,000           739        13,000           739        13,000           739
  24,800            797        19,200           617        19,200           617        20,200           649
  23,600          1,389        17,600         1,036        17,600         1,036        18,600         1,095
   8,000            317         6,000           238         6,000           238         7,000           277
   8,000            625         6,000           469         6,000           469         7,000           547
       4             16             4            16             4            16             4            16
  14,000            609        12,000           522        12,000           522        13,000           566
  23,700          1,010        19,900           848        19,900           848        19,900           848
   1,417             10            --            --            --            --            --            --
  14,000            345        11,800           291        11,800           291        11,800           291
---------------------------------------------------------------------------------------------------------------
                 12,091                       9,502                       9,561                      10,207
---------------------------------------------------------------------------------------------------------------
  13,000            486         9,000           336         9,000           336         9,000           336
  19,000            644        15,000           508        15,000           508        15,000           508
  12,000            431        10,000           359        10,000           359        10,000           359
  10,000            332        10,000           332        10,000           332        10,000           332
  20,800            827        15,500           616        15,500           616        16,700           664
  13,000            526        10,000           405        10,000           405        10,000           405
   6,000            382         5,000           318         5,000           318         5,000           318
  13,000            389        10,000           299        10,000           299        11,000           329
     476             15           408            13           408            13           408            13
  18,000          1,235        14,000           961        14,000           961        14,000           961
   9,000            452         7,000           352         7,000           352         7,000           352
   7,000            460         5,000           329         5,000           329         6,000           395
  43,500            886        24,600           501        24,600           501        35,600           725
   9,000            395         7,000           307         7,000           307         6,000           263
   4,000            331         3,000           248         4,000           331         4,000           331
   9,000            392         7,000           305         7,000           305         8,000           348
  37,000            902        27,000           658        27,000           658        30,000           731
  16,500            951        12,000           692        12,000           692        12,000           692
  20,000          1,090        15,000           817        15,000           817        15,000           817
   4,000            193         3,000           144         3,000           144         3,000           144
  21,000            536        16,000           408        16,000           408        17,000           434
  22,000            775        20,000           705        20,000           705        20,000           705
  23,200            596        16,000           411        16,000           411        17,000           437
  15,000            366        11,400           278        11,400           278        12,400           302
  15,000            956        13,000           829        13,000           829        13,000           829
   5,000            367         4,000           294         4,000           294         4,000           294
  14,000            515        12,000           442        12,000           442        12,000           442
---------------------------------------------------------------------------------------------------------------
                 15,430                      11,867                      11,950                      12,466

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                               -----------------------
                                                                                                      SERIES I
                                                                                               -----------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER
                                                                                               OF SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.4%,
2.0%, 2.1%, 1.9%
AND 2.1%                                 Burlington Northern                                     9,000      $    777
                                         Canadian National Railway Company                      13,709           521
                                         Ryder System Inc.                                      30,300           852
                                         Swire Pacific Limited, "A"                              1,000            10
                                         Union Pacific Corp.                                     8,500           511
                                         -----------------------------------------------------------------------------
                                                                                                               2,671
----------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%,
1.4%, 1.7%, 1.5%
AND 1.6%                              (a)AirTouch Communications                                10,000           253
                                         Cincinnati Bell                                        14,200           875
                                         Iberdrola, S.A.                                         1,125            16
                                         LCI International                                      15,000           323
                                         SBC Communications Inc.                                10,600           549
                                         Telefonica del Peru, S.A., ADS                            500             9
                                         (a)WorldCom, Inc.                                       8,600           224
                                         -----------------------------------------------------------------------------
                                                                                                               2,249
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--50.3%, 39.6%, 42.8%,
                                         38.5% AND 42.0%
                                         (Cost: $48,836, $59,311, $46,157, $46,307 and $48,777)               55,275
                                         -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--5.4%,
1.8%, 2.5%, 2.2%
AND 5.4%                                 Yield--5.57% to 6.21%
                                         Due--January 1997
                                         ConAgra Inc.                                           $2,000         1,993
                                         ENSEARCH Corporation                                       --            --
                                         Other                                                   4,000         3,989
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--5.4%,
                                         1.8%, 2.5%, 2.2% AND 5.4%
                                         (Cost: $5,983, $2,992, $2,993, $2,993 and $6,991)                     5,982
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.1%, 99.4%, 99.2%, 99.6% AND 99.2%
                                         (Cost: $98,893, $153,775, $110,725, $130,882 and $117,628)          108,934
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.9%,
                                         .6%, .8%, .4% AND .8%                                                   998
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                   $109,932
                                         ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments for federal income tax purposes at December 31, 1996, the unrealized appreciation and depreciation on investments is as follows (in thousands):

                                                           SERIES I    SERIES II    SERIES III    SERIES IV    SERIES V
---------------------------------------------------------------------------------------------------------------------------
Cost of investments for federal income tax purposes        $98,893     $153,775      $110,725     $130,882     $117,628
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                               10,575       14,347        10,747        6,737       12,965
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                                  534          679           500        1,614          548
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                 10,041       13,668        10,247        5,123       12,417
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS



------------------------  ---------------------  ---------------------  -------------------------
          SERIES II               SERIES III             SERIES IV              SERIES V
------------------------  ---------------------  ---------------------  -------------------------
-------------------------------------------------------------------------------------------------
     NUMBER                 NUMBER                 NUMBER                 NUMBER
    OF SHARES     VALUE     OF SHARES    VALUE     OF SHARES    VALUE     OF SHARES    VALUE
-------------------------------------------------------------------------------------------------
     12,000     $  1,036     9,000     $    777     9,000     $    777     9,000     $    777
     16,827          639    13,709          521    13,709          521    13,709          521
     36,500        1,027    26,900          757    27,900          785    31,300          880
      1,000           10     1,000           10     1,000           10     1,000           10
     10,000          601     8,500          511     8,500          511     8,500          511
-------------------------------------------------------------------------------------------------
                   3,313                  2,576                  2,604                  2,699
-------------------------------------------------------------------------------------------------
     11,000          278     8,000          202     8,000          202     8,000          202
     15,600          961    13,200          813    13,200          813    14,200          875
      1,315           19     1,125           16     1,125           16     1,125           16
     16,000          344    13,000          280    13,000          280    15,000          323
     12,000          621    10,400          538    10,700          554    10,000          517
        500            9       500            9       500            9       500            9
      9,400          245     8,600          224     8,600          224     8,600          224
-------------------------------------------------------------------------------------------------
                   2,477                  2,082                  2,098                  2,166
-------------------------------------------------------------------------------------------------
                  66,735                 52,247                 52,531                 55,094
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    PRINCIPAL              PRINCIPAL              PRINCIPAL              PRINCIPAL
     AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE
-------------------------------------------------------------------------------------------------
     $1,000          997    $   --           --    $   --           --    $   --           --
         --           --     1,000          999     1,000          999     1,000          999
      2,000        1,995     2,000        1,993     2,000        1,993     6,000        5,992
-------------------------------------------------------------------------------------------------
                   2,992                  2,992                  2,992                  6,991
-------------------------------------------------------------------------------------------------
                 167,443                120,972                136,005                130,045
-------------------------------------------------------------------------------------------------
                   1,043                  1,031                    515                  1,073
-------------------------------------------------------------------------------------------------
                $168,486               $122,003               $136,520               $131,118
-------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
(IN THOUSANDS)

                                                                                  SERIES
                                                             ------------------------------------------------
                                                                I         II        III       IV         V
                                                             ------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $98,893, $153,775, $110,725, $130,882 and
$117,628)                                                    $108,934   167,443   120,972   136,005   130,045
-------------------------------------------------------------------------------------------------------------
Cash                                                              839        --     1,019       213       708
-------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                              1,728     2,671     1,707     1,697     2,382
-------------------------------------------------------------------------------------------------------------
  Dividends and interest                                           55        69        51        52        53
-------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                              111,556   170,183   123,749   137,967   133,188
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------------

Cash overdraft                                                     --       891        --        --        --
-------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                         1,495       635     1,403     1,267     1,495
-------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                             13        14       218        55       459
-------------------------------------------------------------------------------------------------------------
  Management fee                                                   46        70        51        57        55
-------------------------------------------------------------------------------------------------------------
  Administrative services fee                                      24        35        26        29        28
-------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           21        26        24        18        20
-------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                         25        26        24        21        13
-------------------------------------------------------------------------------------------------------------
    Total liabilities                                           1,624     1,697     1,746     1,447     2,070
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $109,932   168,486   122,003   136,520   131,118
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------------

Paid-in capital                                              $ 97,592   152,099   109,418   129,226   116,196
-------------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                  2,202     2,672     2,322     2,127     2,352
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                     10,041    13,668    10,247     5,123    12,417
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                97        47        16        44       153
-------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                  $109,932   168,486   122,003   136,520   131,118
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------------

Shares outstanding                                             10,668    14,200    12,203    13,674    13,837
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)                              $10.30     11.86     10.00      9.98      9.48
-------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                                                  SERIES
                                                               ---------------------------------------------
                                                                    I        II      III        IV         V
                                                               ---------------------------------------------
------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
  Interest                                                     $2,079     3,773    2,385     2,593     2,634
------------------------------------------------------------------------------------------------------------
  Dividends                                                       382       452      371       375       382
------------------------------------------------------------------------------------------------------------
    Total investment income                                     2,461     4,225    2,756     2,968     3,016
------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                  270       420      303       343       325
------------------------------------------------------------------------------------------------------------
  Administrative services fee                                     113       207      151       172       163
------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           72        98       86        95        94
------------------------------------------------------------------------------------------------------------
  Professional fees                                                21        34       25        24        26
------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                           6         7        5         6         6
------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                         13        15       15        15        14
------------------------------------------------------------------------------------------------------------
    Total expenses                                                495       781      585       655       628
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           1,966     3,444    2,171     2,313     2,388
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                     6,721     8,056    6,751     6,293     6,912
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            165       495      736     2,056     1,453
------------------------------------------------------------------------------------------------------------
Net gain on investments                                         6,886     8,551    7,487     8,349     8,365
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $8,852    11,995    9,658    10,662    10,753
------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                ----------------------------      ----------------------------
                                                          SERIES I                         SERIES II
                                                ----------------------------      ----------------------------
                                                 SIX MONTHS                        SIX MONTHS
                                                   ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                                DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,
                                                    1996             1996             1996             1996
--------------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------

  Net investment income                            $ 1,966           3,965            3,444            7,175
--------------------------------------------------------------------------------------------------------------
  Net realized gain                                  6,721          15,205            8,056           18,830
--------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                165          (5,077)             495           (8,163)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                      8,852          14,093           11,995           17,842
--------------------------------------------------------------------------------------------------------------
  Distribution from net investment income           (3,910)         (3,962)          (7,156)          (7,198)
--------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain              (14,932)         (6,844)         (18,193)          (8,965)
--------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                    (18,842)        (10,806)         (25,349)         (16,163)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital
share transactions                                  12,619          (2,466)          13,415           (6,591)
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,629             821               61           (4,912)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------------

Beginning of period                                107,303         106,482          168,425          173,337
--------------------------------------------------------------------------------------------------------------
END OF PERIOD                                     $109,932         107,303          168,486          168,425
--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
AT END OF PERIOD                                  $     97           2,041              47             3,759
--------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS



--------------------------    --------------------------    -------------------------
       SERIES III                     SERIES IV                     SERIES V
--------------------------    --------------------------    -------------------------
 SIX MONTHS                    SIX MONTHS                    SIX MONTHS
   ENDED       YEAR ENDED        ENDED       YEAR ENDED        ENDED       YEAR ENDED
DECEMBER 31,    JUNE 30,      DECEMBER 31,    JUNE 30,      DECEMBER 31,    JUNE 30,
    1996          1996            1996          1996            1996          1996
-------------------------------------------------------------------------------------
  $  2,171        4,570           2,313         5,079           2,388         4,885
-------------------------------------------------------------------------------------
     6,751       14,496           6,293        13,801           6,912        13,996
-------------------------------------------------------------------------------------
       736       (5,249)          2,056        (4,109)          1,453        (4,790)
-------------------------------------------------------------------------------------
     9,658       13,817          10,662        14,771          10,753        14,091
-------------------------------------------------------------------------------------
    (4,443)      (4,807)         (4,508)       (5,653)         (4,663)       (4,780)
-------------------------------------------------------------------------------------
   (14,626)      (6,226)        (14,118)           --         (14,346)           --
-------------------------------------------------------------------------------------
   (19,069)     (11,033)        (18,626)       (5,653)        (19,009)       (4,780)
-------------------------------------------------------------------------------------
     9,926       (5,977)          5,626       (22,439)          9,627       (14,501)
-------------------------------------------------------------------------------------
       515       (3,193)         (2,338)      (13,321)          1,371        (5,190)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
   121,488      124,681         138,858       152,179         129,747       134,937
-------------------------------------------------------------------------------------
   122,003      121,488         136,520       138,858         131,118       129,747
-------------------------------------------------------------------------------------
        16        2,288              44         2,239             153         2,428
-------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUNDS               Kemper Retirement Fund Series I, II, III, IV and V
                             (the Funds) are series of Kemper Target Equity Fund
                             (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity
                             Date, and to provide long-term growth of capital.
                             The Maturity Date for each Fund is as follows:

                                         FUND       MATURITY DATE
                                         ----       -------------
                                       Series I     November 15, 1999
                                       Series II    August 15, 2000
                                       Series III   February 15, 2002
                                       Series IV    February 15, 2003
                                       Series V     November 15, 2004

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Funds' portfolios, as well as by a guarantee from Zurich Kemper Investments, Inc.
                             (ZKI), the Funds' investment manager.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Options are valued at the last sale price unless the bid price is higher or the asked is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during limited offering periods which ended during the years 1990 through 1995, and are redeemed on a continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of shares outstanding.

                             FEDERAL INCOME TAXES. Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended December 31, 1996.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Trust has a management
                             agreement with ZKI and the Funds pay a management fee at an annual rate of .50% of average daily net assets. The Funds incurred a management fee of $1,661,000 for the six months ended December 31, 1996. Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Funds, and is paid by ZKI for its services.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Funds pay KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                    ASF PAID BY KDI
                                                                             ASF PAID BY      ----------------------------
                                                                           THE FUNDS TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                                           ----------------   ------------   -------------
                                          Six months ended
                                          December 31, 1996                    $806,000         805,000         12,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trusts' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the Funds. Under the agreement, KSvC received shareholder services fees of $243,000 for the six months ended December 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of ZKI. During the six months ended December 31,

NOTES TO FINANCIAL STATEMENTS


                             1996, the Trust made no payments to its officers and the Funds incurred trustees' fees of $48,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended December 31, 1996,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                      SERIES I    SERIES II    SERIES III    SERIES IV    SERIES V
                                                      --------    ---------    ----------    ---------    --------
                             Purchases                $51,568      64,011        48,120       48,327       51,815
                             Proceeds from sales       56,074      69,720        56,730       60,046       59,737

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Funds (in thousands):

                                                                       SIX MONTHS ENDED               YEAR ENDED
                                                                       DECEMBER 31, 1996            JUNE 30, 1996
                                                                     --------------------        --------------------
                                                                     SHARES        AMOUNT        SHARES        AMOUNT
                             ----------------------------------------------------------------------------------------
                             SERIES I
                             ----------------------------------------------------------------------------------------
                             Shares issued in
                             reinvestment of dividends               1,819       $ 18,597          995       $ 10,634
                             ----------------------------------------------------------------------------------------
                               Shares redeemed                        (511)        (5,978)      (1,153)       (13,100)
                             ----------------------------------------------------------------------------------------
                             Net increase (decrease)
                             from capital share
                             transactions                            1,308       $ 12,619         (158)      $ (2,466)
                             ----------------------------------------------------------------------------------------

                             ----------------------------------------------------------------------------------------
                             SERIES II
                             ----------------------------------------------------------------------------------------

                             Shares issued in
                             reinvestment of dividends               2,125       $ 25,066        1,286       $ 15,951
                             ----------------------------------------------------------------------------------------
                             Shares redeemed                          (873)       (11,651)      (1,732)       (22,542)
                             ----------------------------------------------------------------------------------------
                             Net increase (decrease)
                             from capital share
                             transactions                            1,252       $ 13,415         (446)      $ (6,591)
                             ----------------------------------------------------------------------------------------

                             ----------------------------------------------------------------------------------------
                             SERIES III
                             ----------------------------------------------------------------------------------------

                             Shares issued in
                             reinvestment of dividends               1,932       $ 19,205        1,056       $ 11,016
                             ----------------------------------------------------------------------------------------
                             Shares redeemed                          (827)        (9,279)      (1,557)       (16,993)
                             ----------------------------------------------------------------------------------------
                             Net increase (decrease)
                             from capital share
                             transactions                            1,105       $  9,926         (501)      $ (5,977)
                             ----------------------------------------------------------------------------------------

                             ----------------------------------------------------------------------------------------
                             SERIES IV
                             ----------------------------------------------------------------------------------------

                             Shares issued in
                             reinvestment of dividends               1,860       $ 18,446          559       $  5,780
                             ----------------------------------------------------------------------------------------
                             Shares redeemed                        (1,162)       (12,820)      (2,689)       (28,219)
                             ----------------------------------------------------------------------------------------
                             Net increase (decrease)
                             from capital share
                             transactions                              698       $  5,626       (2,130)      $(22,439)
                             ----------------------------------------------------------------------------------------

                             ----------------------------------------------------------------------------------------
                             SERIES V
                             ----------------------------------------------------------------------------------------

                             Shares issued in
                             reinvestment of dividends               1,999       $ 18,799          478       $  4,701
                             ----------------------------------------------------------------------------------------
                             Shares redeemed                          (881)        (9,172)      (1,922)       (19,202)
                             ----------------------------------------------------------------------------------------
                             Net increase (decrease)
                             from capital share
                             transactions                            1,118       $  9,627       (1,444)      $(14,501)
                             ----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ------------------------------------------------------
                                                                   SERIES I
                                              ------------------------------------------------------
                                              SIX MONTHS ENDED
                                                DECEMBER 31,               YEAR ENDED JUNE 30,
                                                  1996           1996      1995      1994      1993
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  11.46          11.19     10.67     12.57     12.01
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .23            .44       .45       .42       .41
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .73           1.03      1.20      (.78)     1.59
----------------------------------------------------------------------------------------------------
Total from investment operations                    .96           1.47      1.65      (.36)     2.00
----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .44            .44       .41       .40       .42
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain              1.68            .76       .72      1.14      1.02
----------------------------------------------------------------------------------------------------
Total dividends                                    2.12           1.20      1.13      1.54      1.44
----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  10.30          11.46     11.19     10.67     12.57
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      8.52%         13.91     17.03     (3.76)    17.47
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                            .91%           .95       .97       .91       .92
----------------------------------------------------------------------------------------------------
Net investment income                              3.64%          3.68      3.96      3.32      3.19
----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                     $109,932        107,303   106,482   103,764   122,340
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 94%            71        63        59        61
----------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the six months ended December 31,
1996 and the year ended June 30, 1996 was $.0586 for each period.
----------------------------------------------------------------------------------------------------

                                                      ----------------------------------------------------------
                                                                              SERIES II
                                                      ----------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         DECEMBER 31,               YEAR ENDED JUNE 30,
                                                             1996           1996      1995      1994      1993
----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  13.01          12.94     12.30     13.95     12.40
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         .30            .58       .60       .56       .53
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                       .64            .77      1.25     (1.04)     1.67
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                .94           1.35      1.85      (.48)     2.20
----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                       .59            .57       .57       .58       .49
----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                          1.50            .71       .64       .59       .16
----------------------------------------------------------------------------------------------------------------
Total dividends                                                2.09           1.28      1.21      1.17       .65
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  11.86          13.01     12.94     12.30     13.95
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                  7.32%         10.92     16.52     (4.07)    18.18
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                        .93%           .94       .96       .90       .95
----------------------------------------------------------------------------------------------------------------
Net investment income                                          4.10%          4.16      4.54      3.91      3.83
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                 $168,486        168,425   173,337   173,055   202,794
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                             74%            54        47        44        51
----------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the six months ended December 31, 1996 and the year ended June 30, 1996 was $.0585 for each period.
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                       -------------------------------------------------------------
                                                                                SERIES III
                                                       -------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         DECEMBER 31,                 YEAR ENDED JUNE 30,
                                                             1996           1996      1995      1994        1993
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.95          10.75      9.87     10.72       9.10
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         .23            .43       .44       .40        .29
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                       .66            .78      1.24      (.88)      1.51
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .89           1.21      1.68      (.48)      1.80
--------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                       .43            .44       .43       .37        .18
--------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                          1.41            .57       .37        --         --
--------------------------------------------------------------------------------------------------------------------
Total dividends                                                1.84           1.01       .80       .37        .18
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  10.00          10.95     10.75      9.87      10.72
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                  8.26%         11.72     18.37     (4.76)     19.96
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                                        .96%           .96      1.00       .95        .95
--------------------------------------------------------------------------------------------------------------------
Net investment income                                          3.58%          3.67      4.14      3.59       3.46
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                 $122,003        121,488   124,681   123,132    143,632
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                             75%            59        52        47         59
--------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended December 31, 1996 and the year ended June 30, 1996 were $.0586 and $.0585, respectively.
--------------------------------------------------------------------------------------------------------------------

                                                       -------------------------------------------------------------
                                                                                SERIES IV
                                                       -------------------------------------------------------------
                                                       SIX MONTHS ENDED                                  JANUARY 15
                                                         DECEMBER 31,          YEAR ENDED JUNE 30,       TO JUNE 30,
                                                             1996            1996      1995      1994        1993
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.70          10.07      8.83      9.57       9.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         .21            .40       .39       .26        .06
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                       .64            .64      1.22      (.85)       .51
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .85           1.04      1.61      (.59)       .57
--------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                       .38            .41       .37       .15         --
--------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                          1.19             --        --        --         --
--------------------------------------------------------------------------------------------------------------------
Total dividends                                                1.57            .41       .37       .15         --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.98          10.70     10.07      8.83       9.57
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                  8.05%         10.47     18.95     (6.31)      6.33
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                                        .95%           .95       .97       .97       1.21
--------------------------------------------------------------------------------------------------------------------
Net investment income                                          3.37%          3.46      4.01      3.43       2.87
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                 $136,520        138,858   152,179   146,655     61,882
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                             73%            52        45        51         31
--------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended December 31, 1996 and the year ended June 30, 1996 were $.0585 and $.0586, respectively.
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                      --------------------------------------------------
                                                                           SERIES V
                                                      --------------------------------------------------
                                                       SIX MONTHS                           NOVEMBER 15,
                                                         ENDED                                1993 TO
                                                      DECEMBER 31,   YEAR ENDED JUNE 30,      JUNE 30,
                                                          1996        1996        1995          1994
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  10.20        9.53       8.15          9.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      .21         .39        .28           .15
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    .66         .64       1.31         (1.00)
--------------------------------------------------------------------------------------------------------
Total from investment operations                             .87        1.03       1.59          (.85)
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                    .39         .36        .21            --
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                       1.20          --         --            --
--------------------------------------------------------------------------------------------------------
Total dividends                                             1.59         .36        .21            --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   9.48       10.20       9.53          8.15
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               8.66%      10.95      19.97         (9.44)
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------
Expenses                                                     .96%        .96       1.07          1.29
--------------------------------------------------------------------------------------------------------
Net investment income                                       3.67%       3.64       4.01          3.13
--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)              $131,118     129,747    134,937        64,275
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                          78%         58         73            35
--------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended December 31, 1996 and the year ended June 30, 1996 were $.0586 and $.0587, respectively.
--------------------------------------------------------------------------------------------------------

NOTE FOR ALL SERIES: Total return does not reflect the effect of any sales charges.

TRUSTEES & OFFICERS

TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      TRACY M. CHESTER
President and Trustee                   Vice President

JAMES E. AKINS                          CHARLES R. MANZONI, JR.
Trustee                                 Vice President

ARTHUR R. GOTTSCHALK                    JOHN E. NEAL
Trustee                                 Vice President

FREDERICK T. KELSEY                     STEVEN H. REYNOLDS
Trustee                                 Vice President

DOMINIQUE P. MORAX                      PHILIP J. COLLORA
Trustee                                 Vice President and
                                        Secretary
FRED B. RENWICK
Trustee                                 JEROME L. DUFFY
                                        Treasurer
JOHN B. TINGLEFF
Trustee                                 ELIZABETH C. WERTH
                                        Assistant Secretary
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER             ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com



[RECYCLED LOGO]
Printed on recycled paper.

KRF - 3 (2/97)   1028460
Printed in the U.S.A.
                                                             [KEMPER FUNDS LOGO]

KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND SERIES VI

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED DECEMBER 31, 1996

Provides a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide long-term growth of capital


                   " . . .    This was a market that favored
              large company stocks which was an obvious advantage
         for the fund due to our equity focus on blue chip companies."

                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Largest Stock Holdings
9
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
17
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VI
TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES VI                              8.70%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF      AS OF
                                12/31/96   6/30/96
--------------------------------------------------------------------------------
SERIES VI                        $10.12     $9.83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE PERIOD ENDED DECEMBER 31, 1996, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                               INCOME     SHORT-TERM
                              DIVIDEND   CAPITAL GAIN
-----------------------------------------------------
SERIES VI                      $0.28        $0.28
-----------------------------------------------------

TERMS TO KNOW

BETA A measure of a fund's sensitivity to market movements. A high beta (above 1.0) indicates moderate or high price volatility. A beta of 1.5 forecasts a 1.5 percent change in the return on an asset for every 1 percent change in the return on the market.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

PRICE/EARNINGS RATIO (P/E) The price of a stock divided by its earnings per share. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

SECTOR A specific industry group.

SEMICONDUCTOR A material that is neither a good conductor of electricity, nor a good insulator, and whose conduction properties can therefore be manipulated easily. Semiconductor devices are the essential parts that make it possible to build small, inexpensive electronic machines.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A measure of the relative volatility of a stock to the overall market is its beta.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to the accrual of interest. The security is redeemed at face value at maturity.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[MCCORMICK CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1994 AND IS A SENIOR VICE PRESIDENT OF ZKI, VICE PRESIDENT OF KEMPER TARGET EQUITY FUND AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES VI. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


KEMPER RETIREMENT FUND SERIES VI HAS A DISCIPLINED APPROACH TO BUYING STOCKS THAT THE INVESTMENT MANAGER BELIEVES HAVE MORE THAN 20 PERCENT UPSIDE POTENTIAL AND SELLING HOLDINGS AT OR NEAR EXPECTED VALUATIONS. THIS STRATEGY HELPED PORTFOLIO MANAGER TRACY MCCORMICK CHESTER GUIDE THE FUND THROUGH A VOLATILE MARKET IN THE SECOND HALF OF 1996.

Q    THE RETURN, UNADJUSTED FOR SALES CHARGE, FOR THE EQUITY-ONLY PORTION OF THE
PORTFOLIO WAS 13.72% FOR THE SIX-MONTH PERIOD. WHAT DID YOU SEE HAPPENING IN THE MARKET DURING THE SECOND HALF OF 1996 AND HOW DID YOU POSITION THE EQUITY HOLDINGS IN THE FUND TO ACHIEVE SUCH STRONG RETURNS?

A    The past six months required active management because there was a great deal of rotation and increased volatility in the market. We saw significant corrections within groups and within individual stocks at different points during the second half of the year. Retail, a strong performer in the first half of the year, seemed fully valued by midyear so we reduced our exposure to it. Exposure to some of the big conglomerates was also reduced because they had reached expected valuations. Conversely, we had been light in financial stocks early in the year because we expected them to be hurt by economic concerns. As we got to the end of the first quarter, financial stocks had indeed underperformed. The market was reacting to concerns about inflation and the possibility that the Federal Reserve Board (the Fed) would increase interest rates. We didn't feel it was likely that the Fed would make such a move because the economy seemed to be weakening after a growth period, so we added financial holdings that we felt were fundamentally well positioned.

     Throughout the second half of 1996, we were careful about the amount of exposure we had to technology. Our weightings were somewhat light and focused mainly on service companies and some with lower price/earnings ratios relative to the market. As the period progressed, we started raising our exposure to more aggressive technology names. We added such names as Analog Devices, National Semiconductor and Texas Instruments, because the companies had gone through a year-long inventory correction cycle and it seemed likely their performance would improve. Aerospace was another sector that performed well for us. For example, Boeing has consistently had solid returns. We also expanded our exposure in this sector to include some supplier names such as United Technologies and Sundstrand.

Q    BEYOND THE SECTOR PERFORMANCE, WHAT WERE THE EXCEPTIONAL PERFORMERS?

A    This was a market that favored large company stocks which was an obvious advantage for the fund due to our equity focus on blue chip companies. Our consumer staples, which included Avon and Procter & Gamble, did well as the market became more defensive midyear. In the gaming industry, we had a

PERFORMANCE UPDATE

good run with Circus Circus Enterprises. Acting on news of restructuring in the Hilton Hotels, we added exposure to this hotel chain and enjoyed some nice gains there, too. Ryder System is a good example of a stock we have included in the fund that is not getting a great deal of attention from the market, but has a lot of upside potential. We started building a position in Ryder over the summer because of positive restructuring involving the sale of their consumer rental unit. Based on our research, we feel Ryder is poised for growth if they succeed in becoming more of a pure logistics management company.


Q    WHEN EVALUATING THE EQUITY HOLDINGS IN KEMPER RETIREMENT FUND SERIES VI,
WHAT DO YOU LOOK FOR WHEN MAKING BUYING AND SELLING DECISIONS?


A One of the elements we look for in our larger positions in the fund is a consistent ability to outperform the fund's overall equity return. We want to make sure our larger positions are pulling their weight. If we don't see that kind of performance, we reevaluate the positions and move out those holdings that appear to be fully valued.


Q    WERE THERE ANY OPPORTUNITIES YOU MISSED IN MANAGING THE FUND'S EQUITY
COMPONENT DURING THE PERIOD?


A    Well, I do wish we had been a little more aggressive in buying some of the undervalued technology stocks in early fall when technology prices were way down. I was somewhat restrained because I was reluctant to go out on a limb and take on the risk. I am very conscious of managing the risk to the fund. A move that hurt us slightly was a somewhat premature selling of our consumer staples. They continued to keep climbing after we sold so we missed part of the run. We did a good job of buying consumer staple names like Avon and made a fair amount of money on them but just did not hold them long enough. It was disappointing to miss a portion of that move but if you are committed to stepping away from a stock when it reaches the expected targets, you avoid holding it too long and ending up with something that has already reached its peak. Being overly optimistic is usually dangerous in the market.


Q    ALTHOUGH THEY ARE AN UNMANAGED COMPONENT OF THE PORTFOLIO, CAN YOU DISCUSS
THE PERFORMANCE OF THE ZERO-COUPON BONDS DURING THIS PERIOD AND HOW THEY AFFECTED THE FUND'S OVERALL RETURN?


A    Throughout the year there was a great deal of speculation about interest rates. After easing rates early in the year, there was a feeling in the second half that the Fed would tighten rates because the economy was, perhaps, too healthy and rates had crept up again. Zero coupon bonds are very sensitive to movements in rates -- when rates go down, the value of the bonds increases. However, through the third quarter of 1996, the opposite was happening which hurt bond performance and slightly dragged on the performance of the fund. The Fed did not move to adjust rates because of a slowdown in growth in the fourth quarter. This sort of leveling off late in the year provided a slight boost to bond performance.


Q    WHAT IS YOUR MARKET OUTLOOK FOR THE COMING MONTHS AND WHAT ARE YOU DOING
WITH THE FUND TO POSITION IT FOR THE NEW YEAR?


A    I am raising my beta a little bit in technology. The sector went through a pretty significant correction in 1996 and I think 1997 could be a better year -- particularly for semiconductors. Both National Semiconductor and Texas Instruments are companies in the portfolio that could benefit. The market seems to reflect a slowdown in the economy and a belief that interest rates are going to stay at this level or lower. I am reexamining some of the consumer cyclicals, like Federated Department Stores, that have experienced significant corrections. I'm also focusing on stocks which have not received a great deal of attention from Wall Street. This is where our research provides a lot of added value. Examples include McKesson, a distributor which recently acquired the assets of Foxmeyer, another distributor, out of bankruptcy. We believe this acquisition could greatly increase sales and earnings for McKesson. Another example is Jefferson-Pilot, an insurance company that we believe has significant earnings leverage as it redeploys excess capital.

     The zero-coupon bond performance will depend on the course of interest rates. There is the possibility that the Fed will tighten rates which would hurt bond performance but we don't expect them to make any moves until they have evaluated the

PERFORMANCE UPDATE


economic data from the first quarter of 1997.

Q    HOW DO YOU EXPECT THE FUND TO RESPOND IF THE MARKET SLIPS IN 1997?

A    We believe that our disciplined valuation approach will help us in a down market. When holdings reach expected targets, we eliminate or reduce our position in spite of the temptation to raise targets because a stock has been a good performer. We also try not to buy a stock unless we believe there is 20 to 25 percent upside potential. This has been a market where, at any point, one sector can look good and then another can spring up with a strong outlook as well, so we have been moving around. If this pattern continues, we will continue shifting the portfolio to take advantage of the greatest opportunities.

LARGEST STOCK HOLDINGS


THE FUND'S 10 LARGEST STOCK HOLDINGS*
REPRESENTING 20% OF THE FUND'S TOTAL COMMON STOCKS ON DECEMBER 31, 1996

-------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                        PERCENT
-------------------------------------------------------------------------------------------------------
1           PERKIN-ELMER                 Develops, manufactures and sells analytical               2.4%
            CORP.                        instrumentation and life science systems.
-------------------------------------------------------------------------------------------------------

2           GENERAL ELECTRIC CO.         Operates in major businesses including power              2.3%
                                         generators, appliances, lighting, plastics, medical
                                         systems, aircraft engines, financial services and
                                         broadcasting.
-------------------------------------------------------------------------------------------------------

3           B.F. GOODRICH CO.            Provides aircraft systems, components and services,       2.2%
                                         and manufactures a wide range of specialty chemicals.
-------------------------------------------------------------------------------------------------------

4           UNILEVER N.V.                Engaged in branded consumer goods, primarily foods,       2.2%
                                         drinks, detergents and personal products.
-------------------------------------------------------------------------------------------------------

5           MOBIL CORP.                  Produces, transports, refines and markets petroleum       2.2%
                                         and natural gas and related products.
-------------------------------------------------------------------------------------------------------

6           HARRIS CORP.                 Engaged in advanced research, development, design and     1.9%
                                         production of high-technology systems for government
                                         and commercial organizations.
-------------------------------------------------------------------------------------------------------

7           SUNDSTRAND CORP.             Designs, manufactures and sells proprietary systems       1.7%
                                         and components for aerospace and industrial
                                         applications.
-------------------------------------------------------------------------------------------------------

8           CINCINNATI BELL              Provides telecommunications services, information         1.7%
                                         systems and marketing services.
-------------------------------------------------------------------------------------------------------

9           GM HUGHES ELECTRONICS CORP.  Designs, manufactures and markets electronic systems      1.7%
                                         for automotive, telecommunications and defense
                                         applications; a leading manufacturer and private owner
                                         and operator of commercial communications satellites.
-------------------------------------------------------------------------------------------------------

10          MCKESSON CORP.               Involved in three businesses including distribution       1.7%
                                         and marketing of pharmaceuticals; bottling and
                                         distribution of drinking water; and, with a 55% stake
                                         in Armor All, markets automotive appearance products.
-------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND--SERIES VI

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                   AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                          U.S. Treasury, zero coupon, 2006
OBLIGATIONS--58.7%                       (Cost: $36,060)                                         $65,400     $35,726
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
COMMON STOCKS                                                                                    SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.2%                   Air Products & Chemicals                                  2,500         173
                                         Alco Standard Corporation                                 5,000         258
                                         Betz Laboratories                                         6,000         351
                                         Cementos Mexicanos, S.A. de C.V., "B," ADR                1,700           7
                                         Crown Cork & Seal Co.                                     6,400         348
                                      (a)FMC Corp.                                                 3,250         228
                                         W.R. Grace & Co.                                          6,000         310
                                         Pall Corp.                                               10,000         255
                                         Randstad Holding N.V.                                        47           3
                                         Rentokil Group PLC                                          940           7
                                         Technip S.A.                                                 58           5
                                         Toray Industries                                          1,000           6
                                         -----------------------------------------------------------------------------
                                                                                                               1,951
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.3%                      Boeing Co.                                                3,300         351
                                         Emerson Electric Co.                                      4,000         387
                                         GM Hughes Electronics Corp.                               7,000         394
                                         General Electric Co.                                      5,500         544
                                         B.F. Goodrich Co.                                        13,000         526
                                         Honda Motor Co., Ltd.                                       200           6
                                         Matsushita Electric Industrial Co., Ltd.                    400           7
                                         Mitsubishi Heavy Industries                               1,000           8
                                         Murata Manufacturing                                        200           7
                                         Sundstrand Corp.                                          9,600         408
                                      (a)Tubos de Acero de Mexico, S.A., ADR                         400           6
                                      (a)U.S. Filter Corp.                                         6,500         206
                                      (a)USA Waste Services                                        4,000         127
                                         United Technologies Corp.                                 3,400         224
                                         -----------------------------------------------------------------------------
                                                                                                               3,201
----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--3.9%                 CVS Corporation                                           7,000         290
                                         Circuit City Stores                                      10,000         301
                                      (a)Consolidated Stores Corporation                          11,875         383
                                         Deluxe Corporation                                        3,900         128
                                      (a)Federated Department Stores                               7,000         239
                                         Hilton Hotels                                            11,000         287
                                      (a)ITT Corporation                                           4,000         173
                                      (a)Liberty Media Group, "A"                                  9,000         257
                                         Reed International PLC                                      389           7
                                         Westinghouse Electric Corp.                              15,000         298
                                         -----------------------------------------------------------------------------
                                                                                                               2,363
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.7%                   Brunswick Corp.                                          10,000     $   240
                                         Goodyear Tire & Rubber Company                            3,000         154
                                         -----------------------------------------------------------------------------
                                                                                                                 394
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.8%                   Philip Morris Companies                                   2,800         315
                                         Seagram Company Ltd.                                      7,000         271
                                         Unilever N.V., ADR                                        3,000         526
                                         -----------------------------------------------------------------------------
                                                                                                               1,112
----------------------------------------------------------------------------------------------------------------------
ENERGY--1.9%                             AMOCO Corp.                                               3,000         241
                                         Amerada Hess Corp.                                        5,000         289
                                         British Petroleum                                           300           4
                                         Enron Oil & Gas Co.                                       3,800          96
                                         Mobil Corp.                                               4,200         513
                                         -----------------------------------------------------------------------------
                                                                                                               1,143
----------------------------------------------------------------------------------------------------------------------
FINANCE--3.2%                            Allstate Corp.                                            3,500         203
                                         American Express Company                                  5,500         311
                                         Bank of Boston                                            3,000         193
                                         Bank of Ireland                                             921           8
                                         CITIC Pacific Ltd.                                        1,000           6
                                         Cheung Kong Holdings Ltd.                                 1,000           9
                                         Development Bank of Singapore                               500           7
                                         First Chicago NBD Corp.                                   3,000         161
                                         ITT Hartford Group                                        3,500         236
                                         Internationale Nederlanden Groep N.V.                       240           9
                                         Jefferson-Pilot Corp.                                     6,000         340
                                         Mellon Bank Corp.                                         1,500         107
                                         Charles Schwab Corporation                                3,000          96
                                         Signet Banking Corp.                                      9,000         277
                                         -----------------------------------------------------------------------------
                                                                                                               1,963
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--7.0%                     (a)ALZA Corp.                                                5,900         153
                                      (a)Amgen, Inc.                                               2,500         136
                                         Beckman Instruments                                       7,000         269
                                      (a)British Bio-Technology Group                              1,500           5
                                      (a)Fresenius Medical Care A.G.                                  84           7
                                      (a)HealthCare COMPARE Corp.                                  4,000         170
                                         Eli Lilly & Co.                                           3,000         219
                                         McKesson Corp.                                            7,000         392
                                         Merck & Co., Inc.                                         3,000         238
                                      (a)Nellcor Puritan Bennett Incorporated                     11,000         241
                                      (a)Novartis, ADR                                             6,000         341
                                         Omnicare Inc.                                             9,000         289
                                         Perkin-Elmer Corp.                                        9,500         559
                                         Pharmacia & Upjohn, Inc.                                  3,000         119
                                         Rhone-Poulenc Rorer Inc.                                  5,000         391
                                         Roche Holding A.G., with warrants expiring 1998               2           8
                                      (a)STERIS Corp.                                              6,000         261
                                      (a)St. Jude Medical                                          8,600         367
                                      (a)Ventritex Inc.                                            5,300         131
                                         -----------------------------------------------------------------------------
                                                                                                               4,296
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.6%                         Adobe Systems                                             4,500         168
                                      (a)Analog Devices                                            5,000         169
                                      (a)Applied Materials Inc.                                    4,000         144
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
                                         (a)Cadence Design Systems                                 8,500     $   338
                                         (a)Ceridian Corp.                                         4,000         162
                                         (a)Electronic Arts                                       10,000         299
                                            L.M. Ericsson Telephone Co., "B"                         204           6
                                            Harris Corp.                                           6,500         446
                                            Hewlett-Packard Co.                                    3,000         151
                                            Honeywell                                              3,500         230
                                         (a)Informix Corp.                                         8,000         163
                                            Linear Technology Corp.                                3,000         132
                                            National Data Corp.                                    3,000         131
                                         (a)National Semiconductor Corp.                          12,000         292
                                            Nokia Corporation, ADS                                 6,000         346
                                            Pitney Bowes                                           7,000         381
                                         (a)Silicon Graphics Inc.                                  8,000         204
                                         (a)Sterling Commerce                                     10,000         352
                                         (a)Sun Microsystems                                       8,000         205
                                         (a)Teradyne                                               6,200         151
                                            Texas Instruments                                      6,000         383
                                         (a)3Com Corporation                                       2,200         161
                                         (a)Xilinx, Inc.                                           6,000         221
                                         -----------------------------------------------------------------------------
                                                                                                               5,235
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.0%                        Burlington Northern                                    4,000         346
                                            Canadian National Railway Company                      7,355         279
                                            Ryder System Inc.                                     13,200         371
                                            Swire Pacific Limited, "A"                               500           5
                                            Union Pacific Corp.                                    4,000         241
                                         -----------------------------------------------------------------------------
                                                                                                               1,242
----------------------------------------------------------------------------------------------------------------------
UTILITIES--1.1%                             Cincinnati Bell                                        6,500         401
                                            Iberdrola, S.A.                                          563           8
                                            SBC Communications Inc.                                2,100         109
                                            Telefonica del Peru, S.A., ADS                           350           7
                                         (a)WorldCom, Inc.                                         6,000         156
                                         -----------------------------------------------------------------------------
                                                                                                                 681
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--38.7%
                                         (Cost: $21,449)                                                      23,581
                                         -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.57%
INSTRUMENTS--1.7%                        Due--January 1997
                                         (Cost: $1,016)                                          $ 1,020       1,016
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.1%
                                         (Cost: $58,525)                                                      60,323
                                         -----------------------------------------------------------------------------
                                         OTHER ASSETS, LESS LIABILITIES--.9%                                     542
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                    $60,865
                                         -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $58,525,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $2,316,000, the gross unrealized depreciation was $518,000 and the net unrealized appreciation on investments was $1,798,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $58,525)                                                 $60,323
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                2,366
-----------------------------------------------------------------------
  Fund shares sold                                                   84
-----------------------------------------------------------------------
  Dividends and interest                                             29
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 62,802
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Cash overdraft                                                      666
-----------------------------------------------------------------------
Payable for:
  Investments purchased                                           1,162
-----------------------------------------------------------------------
  Fund shares redeemed                                                5
-----------------------------------------------------------------------
  Management fee                                                     21
-----------------------------------------------------------------------
  Administrative services fee                                        10
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             54
-----------------------------------------------------------------------
  Trustees' fees and other                                           19
-----------------------------------------------------------------------
    Total liabilities                                             1,937
-----------------------------------------------------------------------
NET ASSETS                                                      $60,865
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $58,156
-----------------------------------------------------------------------
Undistributed net realized gain on investments                      884
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        1,798
-----------------------------------------------------------------------
Undistributed net investment income                                  27
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $60,865
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($60,865,000 / 6,013,000 shares outstanding)                     $10.12
-----------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
(net asset value, plus 5.26% of
net asset value or 5.00% of offering price)                      $10.65
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 1996
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
  Interest                                                      $1,050
----------------------------------------------------------------------
  Dividends                                                        164
----------------------------------------------------------------------
    Total investment income                                      1,214
----------------------------------------------------------------------
Expenses:
  Management fee                                                   134
----------------------------------------------------------------------
  Administrative services fee                                       64
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            86
----------------------------------------------------------------------
  Professional fees                                                  4
----------------------------------------------------------------------
  Reports to shareholders                                            2
----------------------------------------------------------------------
  Trustees' fees and other                                           5
----------------------------------------------------------------------
    Total expenses                                                 295
----------------------------------------------------------------------
NET INVESTMENT INCOME                                              919
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------
  Net realized gain on sales of investments                      1,841
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           1,915
----------------------------------------------------------------------
Net gain on investments                                          3,756
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $4,675
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 SIX MONTHS
                                                                   ENDED                YEAR ENDED
                                                                DECEMBER 31,             JUNE 30,
                                                                    1996                   1996
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                            $  919                    1,051
--------------------------------------------------------------------------------------------------
  Net realized gain                                                 1,841                      978
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             1,915                     (160)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                4,675                    1,869
--------------------------------------------------------------------------------------------------
  Distribution from net investment income                          (1,588)                    (382)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                              (1,590)                    (324)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (3,178)                    (706)
--------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        9,679                   41,337
--------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       11,176                   42,500
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                                49,689                    7,189
--------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $27,000 and $696,000, respectively)                     $60,865                   49,689
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Retirement Fund Series VI (the Fund) is a series of Kemper Target Equity Fund (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (May 15, 2006) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Zurich Kemper Investments, Inc.
                             (ZKI), the Fund's investment manager.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Options are valued at the last sale price unless the bid price is higher or the asked is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold to the public during a limited offering period, which may be extended or shortened at the option of the Fund. Fund shares are redeemed on a continuous basis and are sold and redeemed at net asset value (plus a commission on most sales). On each

NOTES TO FINANCIAL STATEMENTS

                             day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended December 31, 1996.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Trust has a management
                             agreement with ZKI and the Fund pays a management fee at an annual rate of .50% of average daily net assets. The Fund incurred a management fee of $134,000 for the six months ended December 31, 1996. Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of the Fund's shares are as follows:

                                                                                                   COMMISSIONS
                                                                                                  ALLOWED BY KDI
                                                                           COMMISSIONS     ----------------------------
                                                                         RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                                         ---------------   ------------   -------------
                             Six months ended
                             December 31, 1996                              $51,000         416,000          1,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                 ASF PAID BY KDI
                                                                           ASF PAID BY     ----------------------------
                                                                         THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                                         ---------------   ------------   -------------
                             Six months ended
                             December 31, 1996                               $64,000          66,000             --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the Fund. Under the agreement, KSvC received shareholder services fees of $35,000 for the six months ended December 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of ZKI. During the six months ended December 31,

NOTES TO FINANCIAL STATEMENTS

                             1996, the Trust made no payments to its officers and the Fund incurred trustees' fees of $3,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended December 31, 1996,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $29,257

                             Proceeds from sales                          22,286

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS
                                                                   ENDED                    YEAR ENDED
                                                               DECEMBER 31,                 JUNE 30,
                                                                   1996                       1996
                                                           --------------------       --------------------
                                                           SHARES       AMOUNT        SHARES       AMOUNT
                              ----------------------------------------------------------------------------
                              Shares sold                  1,040        $10,552       4,459        $43,103
                              ----------------------------------------------------------------------------
                              Share issued in
                              reinvestment of
                              dividends                      312          3,133          71            688
                              ----------------------------------------------------------------------------
                                                           1,352         13,685       4,530         43,791
                              Shares redeemed               (393)        (4,006)       (252)        (2,454)
                              ----------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE
                              TRANSACTIONS                   959        $ 9,679       4,278        $41,337
                              ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                     DECEMBER 31,    JUNE 30,      MAY 1 TO
                                                         1996          1996      JUNE 30, 1995
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 9.83          9.26          9.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .15           .24           .06
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                         .70           .57           .20
--------------------------------------------------------------------------------------------------
Total from investment operations                           .85           .81           .26
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .28           .13            --
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      .28           .11            --
--------------------------------------------------------------------------------------------------
Total dividends                                            .56           .24            --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                          $10.12          9.83          9.26
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             8.70%         8.79          2.89
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                  1.06%         1.27          1.09
--------------------------------------------------------------------------------------------------
Net investment income                                     3.32%         3.47          3.91
--------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $60,865        49,689         7,189
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                        74%           34            --
--------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended December 31, 1996 and the year ended June 30, 1996 were $.0578 and $.0582, respectively.

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                       OFFICERS

STEPHEN B. TIMBERS             TRACY M. CHESTER
President and Trustee          Vice President

JAMES E. AKINS                 CHARLES R. MANZONI, JR.
Trustee                        Vice President

ARTHUR R. GOTTSCHALK           JOHN E. NEAL
Trustee                        Vice President

FREDERICK T. KELSEY            STEVEN H. REYNOLDS
Trustee                        Vice President

DOMINIQUE P. MORAX             PHILIP J. COLLORA
Trustee                        Vice President and
                               Secretary
FRED B. RENWICK
Trustee                        JEROME L. DUFFY
                               Treasurer
JOHN B. TINGLEFF
Trustee                        ELIZABETH C. WERTH
                               Assistant Secretary
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT            KEMPER SERVICE COMPANY
                                     P.O. Box 419557
                                     Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT         INVESTORS FIDUCIARY TRUST COMPANY
                                     127 West 10th Street
                                     Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER                  ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Retirement Fund Series VI prospectus.

KRF6 - 3 (2/97)   1028470
Printed in the U.S.A.                                   [KEMPER FUNDS LOGO]

KEMPER TARGET EQUITY FUND
KEMPER WORLDWIDE 2004 FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED DECEMBER 31, 1996

Provides a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income

                   " . . .    The markets overseas . . . have
              benefited from declining interest rates, positively
                         sloped yield curves, and very
                           low levels of inflation."




                                                           [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Country Concentrations
8
Largest Holdings
9
Portfolio of Investments
14
Financial Statements
16
Notes to Financial Statements
19
Financial Highlights


AT A GLANCE
------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004
FUND TOTAL RETURN*
------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND                5.19%
------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                  AS OF      AS OF
                                 12/31/96   6/30/96
--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND        $10.54    $10.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD ENDED DECEMBER 31, 1996, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                               INCOME     LONG-TERM
                              DIVIDEND   CAPITAL GAIN
--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND     $0.44        $0.16
--------------------------------------------------------------------------------

TERMS TO KNOW

CONGLOMERATE A corporation composed of companies in a variety of businesses.

EMERGING MARKETS A developing or emerging country in the initial stages of its industrial cycle. Developing or emerging markets involve exposure to economic structures and political systems that are generally less diverse, mature and stable than in the United States.

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of the securities' dividends.

MARKET CAPITALIZATION (CAP) A measure of the size of a publicly traded company, as determined by multiplying the current price per share by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and, therefore, a greater risk to capital.

YIELD CURVE A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from shortest to longest available. The resulting curve shows if short-term interest rates are higher or lower than long-term rates.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to the accrual of interest. The security is redeemed at face value at maturity.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[FERRO PHOTO]

DENNIS FERRO JOINED ZURICH INVESTMENT MANAGEMENT LIMITED (ZIML), A LONDON-BASED AFFILIATE OF ZURICH KEMPER INVESTMENTS, INC., IN 1994 AND IS A MANAGING DIRECTOR OF ZIML AND PORTFOLIO MANAGER OF KEMPER WORLDWIDE 2004 FUND. FERRO HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OPTIMUM WEIGHTINGS IN THE TOP-PERFORMING INTERNATIONAL MARKETS HELPED KEMPER WORLDWIDE 2004 FUND OUTPERFORM A PURE EQUITY BENCHMARK DESPITE THE DECLINE IN ZERO-COUPON BOND VALUES.

Q    FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1996, THE MORGAN STANLEY
CAPITAL INTERNATIONAL EUROPE AUSTRALASIA, FAR EAST INDEX (EAFE)* RETURNED 1.62%, WHILE ON AN EQUITY-ONLY BASIS, KEMPER WORLDWIDE 2004 FUND HAD A 6.18% RETURN, UNADJUSTED FOR SALES CHARGE (TOTAL RETURN FOR THE FUND, UNADJUSTED FOR SALES CHARGE, WAS 5.19%). WHAT DID YOU SEE HAPPENING IN INTERNATIONAL MARKETS AND HOW DID YOU POSITION THE EQUITY PORTION OF THE FUND TO ACHIEVE THIS OUTPERFORMANCE COMPARED TO AN INTERNATIONAL EQUITY BENCHMARK?

A    The markets overseas, especially in Europe, have benefited from declining interest rates, positively sloped yield curves, and very low levels of inflation. These factors have combined to create a positive monetary environment for financial assets. We have seen strength in many international bond markets that has spilled over and caused a general improvement in economic activity.

     International markets had strong returns within a long-term context. However, Japan has such a heavy weighting in the EAFE Index, the index return somewhat masks the strong returns in other markets. European markets in general provided attractive returns as did markets in Canada, Southeast Asia and certain countries in Latin America. Our broadly based portfolio with exposure in these markets and an underweighted position in Japan, proved an effective approach and helped us achieve fairly strong returns.

* The EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets.

Q    YOU MENTIONED THE FUND BEING UNDERWEIGHTED IN JAPAN. HOW WAS THE FUND
WEIGHTED IN THE OTHER REGIONS?

A    The fund had strong exposure in Europe with an emphasis on the Netherlands,
Ireland, France, Switzerland and Spain. We benefited from the growth of the United Kingdom by having exposure in both England and Ireland. We reduced our position a bit in Southeast Asia while maintaining a focus in Hong Kong and Malaysia.

     We increased exposure in Canada because we were able to find companies that combined attractive growth characteristics at reasonable valuations. We maintained a strong focus throughout the six-month period in Australia.

     In midsummer we added some exposure to Latin America. We saw improved economic performance in this market and a confirmation by the equity markets that they were ready to move upward. Our primary emphasis in this region was on Mexico where the economy seems to have made a strong recovery after its fiscal and currency problems. Inexpensive companies are benefiting from the economic improvements in this market which may help increase the performance of those companies in the long term.

PERFORMANCE UPDATE

Q    AND WITHIN THESE REGIONS, WHICH INDUSTRIES OFFERED THE GREATEST
OPPORTUNITIES?

A    In Europe, we focused on pharmaceutical and retail stocks. While our pharmaceuticals weren't dominant performers during the period, the restructuring in this sector seems to indicate they are poised for growth. Our European pharmaceutical holdings include Novartis and Roche Holding A.G. in Switzerland. Retail stocks, such as Dixons Group PLC in the United Kingdom, performed extremely well as the improved economic environment in Europe resulted in an improvement in consumer spending, especially in the UK.

     In Southeast Asia we focused on broad-based conglomerates and banks, such as HSBC Holdings and CITIC Pacific in Hong Kong, that are in a position to take advantage of growth across the region. In Japan our focus was on a few specific sectors of the Japanese economy that are growing at an above-average rate. These industries included autos, electronics and selected retailers. Honda and Seven Eleven Japan were among the companies we owned.

     In Canada our investments cut across a broad spectrum of industries and included Canadian National Railway. In Latin America we focused our investments on selected niche companies such as Tubos de Acero de Mexico, a Mexican pipe manufacturing company.

Q    ALTHOUGH THEY ARE AN UNMANAGED COMPONENT OF THE PORTFOLIO, CAN YOU DISCUSS
THE PERFORMANCE OF THE ZERO-COUPON BONDS DURING THIS PERIOD AND HOW THEY AFFECTED THE FUND'S OVERALL RETURN?

A    Throughout the year there was a great deal of speculation about interest rates. After easing rates early in the year, there was a feeling in the second half that the Federal Reserve Board (the Fed) would tighten rates because the economy was, perhaps, too healthy and rates had crept up again. Zero-coupon bonds are very sensitive to movements in rates -- when rates go down, the value of the bonds increases. However, through the third quarter of 1996, the opposite was happening which hurt bond performance and slightly dragged on the performance of the fund. The Fed did not move to adjust rates because of a slowdown in growth in the fourth quarter. This leveling off late in the year provided a slight boost to bond performance.

Q    IT HAS BEEN SUGGESTED THAT OVERSEAS MARKETS ARE TRAILING U.S. MARKET
PERFORMANCE AND THAT THESE MARKETS MAY BE EXPECTED TO PERFORM IN MUCH THE SAME WAY THE U.S. MARKET DID AS THE U.S. ECONOMY EVOLVED. WHAT INDICATORS ARE YOU SEEING TO SUPPORT OR DISCREDIT THIS THEORY?

A    We do believe the international markets are mimicking in many ways the activity of the U.S. market -- although with a lag. Europe and Japan appear to be at the same place the U.S. was in 1980, which, if you recall, was the beginning of the longest-running U.S. bull market in history. Latin America and the Asian markets seem to parallel the U.S. from the 1950s to the 1970s when new home starts were at a record high and consumer spending increased dramatically. Emerging markets are at nearly the same point the U.S. was at the turn of the century -- the beginning of the U.S. industrial revolution. Noting these similarities, we believe there are opportunities that lie ahead in these markets.

     The current corporate restructuring overseas is being driven by several different factors. One is globalization. Products move between markets faster and more efficiently than ever before because trade-friendly agreements (such as GATT and NAFTA) have been enacted over the last six or seven years. Competitive products are finding new markets in this world marketplace that have fewer trade barriers.

     Another factor promoting international growth is the reduction in government subsidies to support businesses. Governments have recognized that they alone cannot be the solution to unemployment problems. Fostering a business environment that encourages innovation and growth will lead to higher private sector employment. So, in trying to solve unemployment problems overseas, governments are trying to encourage companies to be more efficient and competitive. One way they are doing this is by reducing government rules and regulations designed to discourage mergers and acquisitions. This relaxing of government control has led to significant new merger and acquisition activity overseas, both in Europe and Japan.

PERFORMANCE UPDATE

     Companies are recognizing that to continue to grow, they need to attract capital. Since capital tends to seek the highest returns, companies need to show they can be highly competitive and financially productive. This has made overseas companies more conscious of their need to restructure and their need to have returns on capital that attract investor interest. A global marketplace for capital is consistent with a global marketplace for goods and services.

Q    WERE THERE ANY OPPORTUNITIES YOU MISSED?

A    Well, we really were expecting things to turn around for Japan, but we didn't get the type of growth we expected there. While we had a lesser exposure to this market than the benchmark, looking back we would have benefited from having an even smaller position there.

     Another slight miss was in our hesitation to jump into Latin American markets. We exercised a lot of patience before going in because we wanted to see confirmation that the economy had a firm footing. Being a little more aggressive there probably would have resulted in some incremental return. Overall, we feel pretty comfortable with the results relative to the opportunity in the international marketplace and the amount of risk that we took in the portfolio. We feel good about the quality of our holdings and the consistency of our results.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    We continue to be very optimistic. We are seeing continued support on the monetary side in most economies, especially in the major economies in Europe and in Japan. Both have low interest rates, positive yield curves and very low inflation levels. There seems to be a pickup in economic activity as measured by improvements in industrial production, and we do see earnings at attractive levels for focused growth companies. Our belief that the overseas markets are trailing the U.S. in their economic recovery leads us to expect attractive growth from nearly all of the international markets.

     The zero-coupon bond performance will depend on the course of interest rates. There is the possibility that the Fed will tighten rates which would hurt bond performance but we don't expect them to make any moves until they have evaluated the economic data from the first quarter of 1997. However, investors should remember that the zero-coupon bonds have an imbedded capital gain that will grow as we move closer to maturity.

--------------------------------------------------------------------------------
COUNTRY CONCENTRATIONS
--------------------------------------------------------------------------------
THE FUND'S COMMON STOCK GEOGRAPHIC DISTRIBUTION

                                  [BAR GRAPH]

----------------------------------------------------------------------------------------------------------
Japan                                      18.0%
United Kingdom                             15.3%
Netherlands                                14.6%
Spain                                       7.6%
Ireland                                     7.1%
Switzerland                                 7.1%
France                                      6.4%
Hong Kong                                   5.2%
Germany                                     3.6%
Mexico                                      3.1%
Other                                      12.0%
----------------------------------------------------------------------------------------------------------

*Please see pages 9 through 13 for a complete listing.

LARGEST HOLDINGS
YOUR FUND'S FIVE LARGEST STOCK HOLDINGS*
REPRESENTING 16.8% OF THE FUND'S TOTAL COMMON STOCKS ON DECEMBER 31, 1996

----------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT
----------------------------------------------------------------------------------------------------------
1        NOVARTIS                        Created by the merger of Ciba and Sandoz, Novartis is a   4.5%
         SWITZERLAND                     leader in life sciences with core businesses in
                                         pharmaceuticals, agribusiness and nutrition.

2        AEGON N.V.                      Offers a full range of life, accident, health and         3.8%
         NETHERLANDS                     general insurance products and associated financial
                                         services.

3        IBERDROLA, S.A.                 An electric utility based in Spain formed from the        3.1%
         SPAIN                           merger of Iberduero and Hidroelectrica Espanola.

4        RENTOKIL GROUP PLC              Provides a broad range of services including health       2.7%
         UNITED KINGDOM                  care, pest control, security services, contract
                                         cleaning, tropical plants (for company reception areas
                                         and offices), air conditioning systems and office
                                         machine maintenance.

5        BRITISH BIO-                    Develops innovative patented drugs, with a focus on       2.7%
         TECHNOLOGY GROUP                cancer, inflammatory diseases and AIDS.
         UNITED KINGDOM


*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                  AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                          U.S. Treasury, zero coupon, 2004
OBLIGATIONS--61.6%                       (Cost: $20,967)                                            $37,100    $22,466
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                                  NUMBER OF
                                                                                                  SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------------
United Kingdom--5.8%                       BBA Group PLC
                                             DIVERSIFIED ENGINEERING COMPANY                         30,574        185
                                           Barclays PLC
                                             BANKING                                                 20,000        342
                                        (a)British Bio-Technology Group
                                             PHARMACEUTICAL COMPANY                                 106,250        373
                                           Dixons Group PLC
                                             ELECTRONICS RETAILER                                    29,294        273
                                           Glaxo Wellcome
                                             PHARMACEUTICAL COMPANY                                   7,635        124
                                           Laura Ashley Holdings PLC
                                             RETAILER                                                43,000        125
                                           Next PLC
                                             RETAILER                                                10,000         97
                                           Pearson PLC
                                             MEDIA AND ENTERTAINMENT COMPANY                          4,700         60
                                           Reed International PLC
                                             PUBLISHER                                                7,874        148
                                           Rentokil Group PLC
                                             SERVICES COMPANY                                        50,000        377
                                           ---------------------------------------------------------------------------
                                                                                                                 2,104
----------------------------------------------------------------------------------------------------------------------
Netherlands--5.5%                          ABN AMRO Bank
                                             BANKING                                                  3,100        202
                                           Aegon N.V.
                                             INSURANCE COMPANY                                        8,267        526
                                           GTI Holding
                                             ENGINEERING SERVICES                                       820        104
                                           Goudsmit N.V.
                                             TEMPORARY EMPLOYMENT AGENCY                              1,160        103
                                           Gucci Group N.V.
                                             LUXURY GOODS MANUFACTURER                                3,450        231
                                           Koninklijke Ahold N.V.
                                             FOOD RETAILER                                            2,936        183
                                           Randstad Holding N.V.
                                             BUSINESS SERVICES                                        3,000        217
                                           Royal Dutch Petroleum
                                             PETROLEUM PRODUCER                                         970        170
                                           Wolters Kluwer
                                             PUBLISHER                                                2,000        265
                                           ---------------------------------------------------------------------------
                                                                                                                 2,001
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                   SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
Spain--2.9%                              Banco Bilbao Vizcaya
                                           BANKING                                                  3,948    $   213
                                         Empresa Nacional de Electricidad S.A.
                                           ELECTRIC UTILITY                                         2,700        192
                                         Iberdrola, S.A.
                                           ELECTRIC UTILITY                                        30,000        424
                                         PRYCA Centros, S.A.
                                           FOOD RETAILER                                           10,000        211
                                         -----------------------------------------------------------------------------
                                                                                                               1,040
----------------------------------------------------------------------------------------------------------------------
Ireland--2.7%                            Bank of Ireland
                                           BANKING                                                 20,831        189
                                         Greencore Group PLC
                                           FOOD PRODUCER                                           40,408        256
                                         Independent Newspapers PLC
                                           PUBLISHER                                               60,436        307
                                         Kerry Group PLC
                                           FOOD PROCESSING                                          8,370         85
                                         Waterford Wedgewood PLC
                                           FINE CHINA AND CRYSTAL MANUFACTURER                    112,865        145
                                         -----------------------------------------------------------------------------
                                                                                                                 982
----------------------------------------------------------------------------------------------------------------------
Switzerland--2.7%                     (a)Novartis
                                           PHARMACEUTICAL COMPANY                                     544        621
                                         Roche Holding A.G., with warrants expiring 1998
                                           PHARMACEUTICAL COMPANY                                      45        351
                                         -----------------------------------------------------------------------------
                                                                                                                 972
----------------------------------------------------------------------------------------------------------------------
France--2.4%                             Carrefour S.A.
                                           FOOD RETAILER                                              450        292
                                         Christian Dior S.A.
                                           LUXURY GOODS MANUFACTURER                                  660        106
                                         Elf Aquitaine
                                           OIL AND GAS PRODUCER                                     3,000        273
                                         Grand Optical Photoservice
                                           PHOTO DEVELOPING AND PRESCRIPTION OPTICAL
                                           MANUFACTURING                                              315         51
                                         Technip S.A.
                                           ENGINEERING COMPANY                                      1,741        163
                                         -----------------------------------------------------------------------------
                                                                                                                 885
----------------------------------------------------------------------------------------------------------------------
Germany--1.3%                            Bayer A.G.
                                           CHEMICAL COMPANY                                         7,000        285
                                         Mannesmann A.G.
                                           CAPITAL GOODS PRODUCER                                     170         74
                                         Veba, A.G.
                                           ELECTRIC UTILITY                                         2,250        130
                                         -----------------------------------------------------------------------------
                                                                                                                 489
----------------------------------------------------------------------------------------------------------------------
Italy--1.0%                              Bulgari SpA
                                           LUXURY GOODS MANUFACTURER                                7,000        142
                                         Telecom Italia Mobile
                                           MOBILE TELECOMMUNICATIONS PROVIDER                      90,000        227
                                         -----------------------------------------------------------------------------
                                                                                                                 369

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                     SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
Sweden--1.0%                             L.M. Ericsson Telephone Co., "B"
                                           TELECOMMUNICATIONS EQUIPMENT MANUFACTURER                6,452     $  199
                                         Getinge Industrier A.B.
                                           MEDICAL SUPPLY COMPANY                                   3,225         64
                                         Hoganas A.B.
                                           ENGINEERING COMPANY                                      2,890        101
                                         -----------------------------------------------------------------------------
                                                                                                                 364
----------------------------------------------------------------------------------------------------------------------
Denmark--.3%                             Copenhagen Airports
                                           AIRPORT OPERATOR                                         1,200        122
----------------------------------------------------------------------------------------------------------------------
Norway--.2%                              Schibsted A/S
                                           PUBLISHER                                                3,700         68
                                         -----------------------------------------------------------------------------
                                         TOTAL EUROPEAN COUNTRIES--25.8%                                       9,396
----------------------------------------------------------------------------------------------------------------------

PACIFIC REGION
----------------------------------------------------------------------------------------------------------------------
Japan--6.8%                              Bank of Tokyo-Mitsubishi Ltd.
                                           BANKING                                                  7,000        130
                                         Canon Inc.
                                           PRECISION INSTRUMENTS MANUFACTURER                       9,000        199
                                         Circle K Japan
                                           CONVENIENCE RETAILER                                     2,000         86
                                         Daifuku Co., Ltd
                                           DIVERSIFIED MACHINERY MANUFACTURER                      15,000        189
                                         Eisai Co., Ltd.
                                           PHARMACEUTICAL COMPANY                                   8,000        157
                                         Honda Motor Co., Ltd.
                                           AUTOMOBILE MANUFACTURER                                  6,000        171
                                         Ishikawajima-Harima Heavy Industries
                                           HEAVY MACHINERY MANUFACTURER                            30,000        133
                                         Mabuchi Motor Co., Ltd.
                                           ENGINE MANUFACTURER                                      3,100        156
                                         Mitsui & Co. Ltd.
                                           CONGLOMERATE                                            25,000        202
                                         Murata Manufacturing
                                           ELECTRONIC COMPONENTS MANUFACTURER                       2,000         66
                                         Olympus Optical Co., Ltd.
                                           CAMERA AND OPTICAL EQUIPMENT MANUFACTURER               14,000        133
                                         Ricoh Company, Ltd.
                                           OFFICE AUTOMATION EQUIPMENT MANUFACTURER                11,000        126
                                         Seven Eleven Japan Co., Ltd.
                                           CONVENIENCE RETAILER                                     2,000        117
                                         Sumitomo Metal Industries
                                           STEEL MANUFACTURER                                      50,000        123
                                         Toray Industries
                                           TEXTILE MANUFACTURER                                    27,000        166
                                         Toyota Motor Corp.
                                           AUTOMOBILE MANUFACTURER                                  2,000         57
                                         Tsubakimoto Chain Co.
                                           CHAIN AND CONVEYOR MANUFACTURER                         50,000        267
                                         -----------------------------------------------------------------------------
                                                                                                               2,478

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                   SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
Hong Kong--2.0%                          CITIC Pacific Ltd.
                                           CONGLOMERATE                                            31,000    $   180
                                         Cheung Kong Holdings Ltd.
                                           REAL ESTATE                                             15,000        133
                                         HSBC Holdings PLC
                                           BANKING                                                  5,257        113
                                         Hysan Development Co., Ltd.
                                           PROPERTY DEVELOPER                                      35,000        139
                                         Regal Hotels International Holdings
                                           HOTEL OPERATOR                                         200,000         70
                                         Swire Pacific Ltd., "A"
                                           CONGLOMERATE                                             8,000         76
                                         -----------------------------------------------------------------------------
                                                                                                                 711
----------------------------------------------------------------------------------------------------------------------
Malaysia--.9%                            DCB Holdings Bhd
                                           BANKING                                                 30,000        103
                                         Edaran Otomobil Nasional Berhad
                                           AUTOMOBILE DISTRIBUTOR                                   4,000         40
                                         Hume Industries Bhd
                                           CONSTRUCTION MATERIAL MANUFACTURER                      10,000         63
                                         Magnum Corporation Berhad
                                           ENTERTAINMENT AND GAMING                                51,000         99
                                         Sungei Way Holdings Berhad
                                           BUILDING MATERIALS COMPANY                              10,000         29
                                         -----------------------------------------------------------------------------
                                                                                                                 334
----------------------------------------------------------------------------------------------------------------------
Singapore--.3%                           Development Bank of Singapore
                                           BANKING                                                  5,000         68
                                         Fraser & Neave Ltd.
                                           BEER AND SOFT DRINK MANUFACTURER                         3,800         39
                                         -----------------------------------------------------------------------------
                                                                                                                 107
                                         -----------------------------------------------------------------------------
                                         TOTAL PACIFIC REGION--10.0%                                           3,630
----------------------------------------------------------------------------------------------------------------------

COMMONWEALTH COUNTRIES
----------------------------------------------------------------------------------------------------------------------
Australia--.6%                           Tabcorp Holdings Ltd.
                                           ENTERTAINMENT AND GAMING                                46,300        221
----------------------------------------------------------------------------------------------------------------------
Canada--.2%                              Canadian National Railway Company
                                           RAILWAY COMPANY                                          1,888         72
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMONWEALTH COUNTRIES--.8%                                       293

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                    SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
-----------------------------------------------------------------------------------------------------------------------
Mexico--1.1%                             Cementos Mexicanos, S.A. de C.V., "B," ADR
                                           CEMENT PRODUCER                                         44,500   $    175
                                      (a)Tubos de Acero de Mexico, S.A., ADR
                                           STEEL MANUFACTURER                                      16,200        257
                                         ------------------------------------------------------------------------------
                                         TOTAL LATIN AMERICAN COUNTRIES--1.1%                                    432
                                         ------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--37.7%
                                         (Cost: $10,945)                                                      13,751
                                         ------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.3%
                                         (Cost: $31,912)                                                      36,217
                                         ------------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS,
                                         LESS LIABILITIES--.7%                                                   247
                                         ------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                    $36,464
                                         ------------------------------------------------------------------------------

                                         At December 31, 1996, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):
                                                                                                   VALUE        %
                                         ------------------------------------------------------------------------------
                                         Finance                                                  $ 2,833        7.8
                                         ------------------------------------------------------------------------------
                                         Consumer Cyclicals                                         2,546        7.0
                                         ------------------------------------------------------------------------------
                                         Capital Goods                                              1,760        4.8
                                         ------------------------------------------------------------------------------
                                         Health Care                                                1,741        4.8
                                         ------------------------------------------------------------------------------
                                         Basic Industries                                           1,199        3.3
                                         ------------------------------------------------------------------------------
                                         Consumer Staples                                           1,183        3.2
                                         ------------------------------------------------------------------------------
                                         Utilities                                                    973        2.7
                                         ------------------------------------------------------------------------------
                                         Technology                                                   879        2.4
                                         ------------------------------------------------------------------------------
                                         Energy                                                       443        1.2
                                         ------------------------------------------------------------------------------
                                         Transportation                                               194         .5
                                         ------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS                                       13,751       37.7
                                         ------------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS                         22,466       61.6
                                         ------------------------------------------------------------------------------
                                         OTHER NET ASSETS                                             247         .7
                                         ------------------------------------------------------------------------------
                                         NET ASSETS                                               $36,464      100.0
                                         ------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $31,912,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $4,525,000, the gross unrealized depreciation was $220,000 and the net unrealized appreciation on investments was $4,305,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $31,912)                                                 $36,217
-----------------------------------------------------------------------
Cash                                                                258
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                   72
-----------------------------------------------------------------------
  Dividends and interest                                             22
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 36,569
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               53
-----------------------------------------------------------------------
  Management fee                                                     18
-----------------------------------------------------------------------
  Administrative services fee                                         7
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             14
-----------------------------------------------------------------------
  Trustees' fees                                                     13
-----------------------------------------------------------------------
    Total liabilities                                               105
-----------------------------------------------------------------------
NET ASSETS                                                      $36,464
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $31,977
-----------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                               148
-----------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                 4,317
-----------------------------------------------------------------------
Undistributed net investment income                                  22
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $36,464
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($36,464,000 / 3,458,000 shares outstanding)                     $10.54
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 1996
(IN THOUSANDS)

----------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------
  Interest                                                      $  795
----------------------------------------------------------------------
  Dividends (less foreign taxes withheld)                           65
----------------------------------------------------------------------
    Total investment income                                        860
----------------------------------------------------------------------
Expenses:
  Management fee                                                   111
----------------------------------------------------------------------
  Administrative services fee                                       46
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            39
----------------------------------------------------------------------
  Professional fees                                                  8
----------------------------------------------------------------------
  Reports to shareholders                                            3
----------------------------------------------------------------------
  Trustees' fees and other                                           7
----------------------------------------------------------------------
    Total expenses                                                 214
----------------------------------------------------------------------
NET INVESTMENT INCOME                                              646
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                            291
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                     919
----------------------------------------------------------------------
Net gain on investments                                          1,210
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,856
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 SIX MONTHS
                                                                   ENDED                YEAR ENDED
                                                                DECEMBER 31,             JUNE 30,
                                                                    1996                   1996
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                            $  646                  1,282
--------------------------------------------------------------------------------------------------
  Net realized gain                                                   291                  1,486
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                               919                    507
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                1,856                  3,275
--------------------------------------------------------------------------------------------------
  Distribution from net investment income                          (1,451)                (1,157)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                (528)                    --
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (1,979)                (1,157)
--------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            (1,231)                 5,001
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,354)                 7,119
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                                37,818                 30,699
--------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $22,000 and $827,000, respectively)                     $36,464                 37,818
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Worldwide 2004 Fund (the Fund) is a series of Kemper Target Equity Fund (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide total return, a combination of capital growth and income. The Fund pursues its objectives by investing a portion of its assets in zero coupon U.S. Treasury obligations and the balance of its assets primarily in an internationally diversified portfolio of foreign securities. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Zurich Kemper Investments, Inc. (ZKI), the Fund's investment manager.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Any portfolio securities that are primarily traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates.
                             Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the

NOTES TO FINANCIAL STATEMENTS

                             results of operations resulting from changes in foreign exchange rates with the net realized and unrealized gain (loss) on investments.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during a limited offering period which ended in 1996, and are redeemed on a continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended December 31, 1996.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with ZKI and pays a management fee at an annual rate of .60% of average daily net assets.
                             The Fund incurred a management fee of $111,000 for the six months ended December 31, 1996. Zurich
                             Investment Management Limited, an affiliate of ZKI, serves as a sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. During the six months ended December 31, 1996, the Fund paid administrative

NOTES TO FINANCIAL STATEMENTS

                             services fees of $46,000, all of which KDI remitted to financial services firms.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the Fund. Under the agreement, KSvC received shareholder services fees of $17,000 for the six months ended December 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of ZKI. During the six months ended December 31, 1996, the Trust made no payments to its officers and the Fund incurred trustees' fees of $6,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended December 31, 1996,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $4,827

                             Proceeds from sales                           7,402

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                            SIX MONTHS ENDED              YEAR ENDED
                                                              DECEMBER 31,                 JUNE 30,
                                                                  1996                       1996
                                                          --------------------       --------------------
                                                          SHARES       AMOUNT        SHARES       AMOUNT
                              ---------------------------------------------------------------------------
                              Shares sold                    --        $    --         958        $ 9,921
                              ---------------------------------------------------------------------------
                              Shares issued in
                              reinvestment of
                              dividends                     188          1,950         108          1,110
                              ---------------------------------------------------------------------------
                                                            188          1,950       1,066         11,031
                              Shares redeemed              (297)        (3,181)       (581)        (6,030)
                              ---------------------------------------------------------------------------
                              NET INCREASE (DECREASE)
                              FROM CAPITAL SHARE
                              TRANSACTIONS                 (109)       $(1,231)        485        $ 5,001
                              ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. Dollar, the Fund has entered into a forward contract to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on this contract is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At December 31, 1996, the Fund had the following forward foreign currency contract outstanding with a settlement date in January, 1997:

                                                                                    UNREALIZED
                                       FOREIGN CURRENCY           CONTRACT AMOUNT      GAIN
                                       TO BE DELIVERED            IN U.S. DOLLARS   AT 12/31/96
                              -----------------------------------------------------------------
                              45,320,000  Japanese Yen              $405,000         $12,000
                              -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 SIX MONTHS
                                                    ENDED         YEAR ENDED JUNE 30,     MAY 3 TO
                                              DECEMBER 31, 1996     1996       1995     JUNE 30, 1994
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 10.60            9.96       9.02        9.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .21             .36        .27         .02
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                     .33             .63        .79          --
---------------------------------------------------------------------------------------------------------
Total from investment operations                       .54             .99       1.06         .02
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .44             .35        .12          --
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .16              --         --          --
---------------------------------------------------------------------------------------------------------
Total dividends                                        .60             .35        .12          --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 10.54           10.60       9.96        9.02
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         5.19%          10.05      11.91         .22
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                              1.16%           1.32       1.29        1.32
---------------------------------------------------------------------------------------------------------
Net investment income                                 3.50%           3.60       3.77        2.59
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)         $36,464          37,818     30,699       5,900
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    23%             50         75          --
---------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended December 31, 1996 and the year ended June 30, 1996 were $.0168 and
$.0253, respectively. Foreign commissions usually are   lower than U.S.
commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES & OFFICERS

TRUSTEES                      OFFICERS

STEPHEN B. TIMBERS            TRACY M. CHESTER
President and Trustee         Vice President

JAMES E. AKINS                CHARLES R. MANZONI, JR.
Trustee                       Vice President

ARTHUR R. GOTTSCHALK          JOHN E. NEAL
Trustee                       Vice President

FREDERICK T. KELSEY           STEVEN H. REYNOLDS
Trustee                       Vice President

DOMINIQUE P. MORAX            PHILIP J. COLLORA
Trustee                       Vice President and
                              Secretary
FRED B. RENWICK
Trustee                       JEROME L. DUFFY
                              Treasurer
JOHN B. TINGLEFF
Trustee                       ELIZABETH C. WERTH
                              Assistant Secretary
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL
                                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                                 KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                                 INVESTORS FIDUCIARY TRUST COMPANY
                                 127 West 10th Street
                                 Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN
                                 THE CHASE MANHATTAN BANK
                                 Chase Metro Tech Center
                                 Brooklyn, NY 11245

--------------------------------------------------------------------------------
INVESTMENT MANAGER               ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com


[RECYCLED LOGO]
Printed on recycled paper.

KWF-2 (2/97)   1028480
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